                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. __ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                                     TEKELEC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------
     (5) Total fee paid:

         ----------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:

         ----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------
     (3) Filing Party:

         ----------------------------------------------------------------------
     (4) Date Filed:

         ----------------------------------------------------------------------

                                     TEKELEC

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 18, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Annual Meeting") of Tekelec, a California corporation (the "Company"), will be held Friday, May 18, 2001, at 9:00 a.m., local time, at the Company's offices located 26580 West Agoura Road, Calabasas, California 91302, for the following purposes, each as more fully described in the attached Proxy Statement:

          1. To elect six directors to serve for the ensuing year. The names of the nominees intended to be presented for election are: Robert V. Adams, Jean-Claude Asscher, Daniel L. Brenner, Michael L. Margolis, Howard Oringer and Jon F. Rager.

          2. To approve an amendment to the Company's 1994 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 2,900,000 shares.

          3. To approve an amendment to the Company's 1994 Stock Option Plan to authorize the Compensation Committee of the Board of Directors, in its discretion, to extend the period of time during which an optionee's options may be exercised following an optionee's termination of employment due to Qualifying Retirement.

          4. To approve an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 200,000 shares.

          5. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2001.

          6. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     Only record holders of Common Stock at the close of business on March 26, 2001 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, in order to ensure your representation at the Annual Meeting, please mark, sign and date the enclosed proxy and promptly return it in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the Annual Meeting may vote in person even if such shareholder has returned a proxy.



                                         By Order of the Board of Directors


                                         Ronald W. Buckly
                                         Secretary
Calabasas, California
April 5, 2001


PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT.

                                     TEKELEC

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Tekelec ("Tekelec" or the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held Friday, May 18, 2001, at 9:00 a.m., local time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"). The Annual Meeting will be held at the Company's offices located at 26580 West Agoura Road, Calabasas, California 91302.

     These proxy solicitation materials are first being mailed on or about April 10, 2001 to all shareholders entitled to vote at the Annual Meeting.

     Only shareholders of record at the close of business on March 26, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 59,086,320 shares of the Company's Common Stock were issued and outstanding.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

     Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder's shares are entitled (one vote per share of Common Stock), or distribute such votes on the same principle among as many candidates as the shareholder chooses, provided that votes cannot be cast for more than six candidates. However, no shareholder may cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any shareholder has given notice, at the Annual Meeting prior to the voting, of such shareholder's intention to cumulate votes. The six candidates receiving the highest number of votes will be elected. On all other matters, each share of Common Stock has one vote. Except as otherwise required by law or the Company's Articles of Incorporation, the affirmative vote of a majority of shares present or represented and voting at the Meeting (which shares voting affirmatively must also constitute at least a majority of the required quorum) is required for the approval of such other matters.

     Abstentions are included in the determination of the number of shares present and entitled to vote for purposes of determining the presence of a quorum. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the shareholders, abstentions have the same effect as negative votes. Shares represented by "broker non-votes" (i.e., shares held by brokers or nominees that are represented at a meeting but with respect to which the brokers or nominees are not empowered to vote on a particular proposal) will also be counted for purposes of determining the presence of a quorum at the Annual Meeting, but will not be treated as shares present and entitled to vote with respect to that matter (even though such shares are considered present and entitled to vote for quorum purposes and may be entitled to vote on other matters).

     The cost of this solicitation will be borne by the Company. The Company has retained the services of Corporate Investor Communications, Inc. to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is $1,500 plus out-of-pocket expenses. Although there are no formal agreements to do so, the Company may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. Proxies may be solicited personally or by telephone or telegram by certain of the Company's directors, officers and regular employees, without additional compensation.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's annual meeting of shareholders to be held in 2002 (the "2002 Annual Meeting") must be received by the Company no later than December 6, 2001 in order that they may be included in the proxy statement and form of proxy relating to that annual meeting. In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the 2002 Annual Meeting, unless the Company receives written notice of such matters on or before February 24, 2002; provided, however, that if the date of the 2002 Annual Meeting is more than 30 days before or after the anniversary date of the 2001 Annual Meeting, the Company must receive written notice of such matters within a reasonable time before the Company begins to print and mail its proxy materials. It is recommended that shareholders submitting proposals direct them to the Secretary of the Company via certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for May 18, 2001.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

     A board of six directors will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders and such time as his successor is duly elected and qualified or until his earlier resignation, removal or death.

     The names of the nominees, and certain information about them, are set forth below:


NAME                       AGE                 POSITION(s) WITH THE COMPANY         DIRECTOR SINCE
----                       ---   -----------------------------------------------    --------------
Jean-Claude Asscher        72    Chairman of the Board                                   1972
Robert V. Adams            69    Director                                                1991
Daniel L. Brenner          49    Director                                                1990
Michael L. Margolis        55    Director, Chief Executive Officer and President         1998
Howard Oringer             58    Director                                                1992
Jon F. Rager               61    Director                                                1981


     Mr. Asscher has been a director of the Company and Chairman of the Board since 1982. He served as President of the Company from October 1975 to June 1982 and as Vice President from July 1972 to May 1973. He has been the President and principal shareholder of Tekelec-Airtronic, S.A. ("Tekelec-Airtronic"), a French electronics company, since he founded that company in 1961. Mr. Asscher also serves as a director and Chairman of the Board of Ixia. See "Certain Relationships and Related Transactions" below.

     Mr. Adams has been a director of the Company since December 1991. Since September 1999, Mr. Adams has served as President and Chief Executive Officer of RV Adams Capital Management, a private venture capital investment company. From March 1989 until September 1999, Mr. Adams served as Chief Executive Officer and President of Xerox Technology Ventures, a venture capital company responsible for identifying, developing and managing new business opportunities for Xerox Corporation. Mr. Adams has served as Chairman of the Board of Documentum, Inc. since 1990.

     Mr. Brenner has been a director of the Company since May 1990. Mr. Brenner served as Vice President, Law and Regulatory Policy for the National Cable Television Association (NCTA) from June 1992 until August 1999 when he became Senior Vice President, Law and Regulatory Policy of the NCTA.

     Mr. Margolis joined the Company as its Chief Executive Officer and President and as a director in February 1998. From 1977 until February 1998, Mr. Margolis held various officer and management positions with companies within the Ericsson Group, a manufacturer of telecommunications equipment, where he most recently served as Executive Vice President, Global Accounts from March 1997 until joining the Company, and as Executive Vice President and General Manager, Network Systems Division from September 1994 until March 1997.

     Mr. Oringer has been a director of the Company since January 1992. Since November 1994, Mr. Oringer has served as Managing Director of Communications Capital Group, a consulting firm. From August 1996 until December 1996, Mr. Oringer also served as a consultant to the Company. Mr. Oringer also serves as a member of the Board of Directors of DMC Stratex Networks, Inc., Ixia, Verilink Corporation and Vertel Corporation.

     Mr. Rager became a director of the Company in October 1975, resigned in September 1979 and was re-elected in January 1981. Since 1976, Mr. Rager has been a practicing accountant with, and President of, Rager Bell Doskocil & Meyer CPAs (and its predecessors). Mr. Rager also serves as a member of the Board of Directors of Ixia.

     There is no family relationship between any director or executive officer of the Company and any other director or executive officer of the Company except that Mr. Brenner and the spouse of Ronald W. Buckly, the Company's Vice President and General Counsel, are first cousins.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors held a total of eight meetings during 2000 and acted five times by unanimous written consent. The Board of Directors has an Audit Committee, a Compensation Committee and a Corporate Development Committee. The Company does not have a nominating committee or any committee performing the function thereof. During 2000, each director of the Company attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held and the total number of meetings held by the Board committees on which he served, other than Mr. Adams who attended 69% of such meetings.

     The Audit Committee, which during 2000 was comprised of Messrs. Adams, Brenner, Oringer and Rager (Chairman), met four times during 2000. The Audit Committee recommends the engagement of independent auditors, reviews accounting policies, internal accounting controls and results of audit engagements and generally performs functions related to the financial condition and policies of the Company. In June 2000, the Board of Directors adopted and approved a Charter for the Audit Committee setting forth the Audit Committee's primary responsibilities, a copy of which is attached hereto as Appendix A. Each member of the Audit Committee qualifies as "independent" as such term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers.

     The Compensation Committee, which during 2000 was comprised of Messrs. Brenner (Chairman), Oringer and Rager, met ten times during 2000 and acted four times by unanimous written consent. The Compensation Committee is responsible for administering the Company's stock option plans, including determining the persons to whom options are granted and the terms of such options, and the Company's Employee Stock Purchase Plan. The Compensation Committee also advises and makes recommendations to the Company's Board of Directors regarding the compensation of the Company's executive officers, including the Officer Bonus Plan.

     The Corporate Development Committee, which during 2000 was comprised of Messrs. Adams, Oringer (Chairman), Rager and Margolis (ex officio), met once during 2000 and acted once by unanimous written consent. The Corporate Development Committee is responsible for reviewing, evaluating and advising the Board with respect to strategic alternatives and business development opportunities from time to time under consideration by the Company.

COMPENSATION OF DIRECTORS

     The Company currently pays each non-employee director a quarterly retainer of $4,000 (except the Chairman of the Board who is paid $6,500), plus $2,000 for attending in person or telephonically a Board of Directors' meeting in excess of four hours and $1,000 for attending in person or telephonically a Board of Directors' meeting of four hours or less. In addition, each member of the Compensation Committee receives $1,000 per quarter (except the Committee's Chairman who is paid $1,750) and $250 for attending a Compensation Committee meeting in person or telephonically. Each member of the Audit Committee receives $1,500 per quarter (except the Committee's Chairman who is paid $2,500) and $500 for attending an Audit Committee meeting in person or telephonically. The total amount of cash compensation paid to non-employee directors for 2000 was approximately $202,000. The Company also reimburses all directors for reasonable expenses incurred in connection with attending Board and Committee meetings.

     Directors who are not employees of the Company are ineligible to participate in the Company's 1994 Stock Option Plan and Employee Stock Purchase Plan. Under the Company's Non-Employee Director Equity Incentive Plan (the "Director Plan"), each non-employee director elected at the 1999 Annual Meeting received an option to purchase 50,401 shares of the Company's Common Stock. Such options have an exercise price equal to the fair market value of the Common Stock on the date of grant (i.e., $10.88), vest in 12 equal quarterly installments over three years as long as the holder remains a non-employee director of the Company, and terminate upon the earlier of May 14, 2006 or seven months after the director ceases to serve as a non-employee director of the Company.

     In July 1997, the Company granted to each of Messrs. Adams, Asscher, Brenner, Oringer and Rager, all of whom are non-employee directors of the Company, ten-year warrants to purchase 60,000 shares of the Company's Common Stock at an exercise price of $14.08 per share (i.e., the closing sales price of the Company's Common Stock on The Nasdaq Stock Market on the date of grant). Such warrants vested in 12 equal quarterly installments over three years following the grant date as long as the holder remained a director of the Company.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference in such filing.

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Audit Committee operates pursuant to a Charter, a copy of which is attached to this Proxy Statement as Appendix A. Management of the Company is responsible for the preparation and integrity of the Company's financial statements. PricewaterhouseCoopers LLP, the Company's independent auditors, is responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and PricewaterhouseCoopers LLP. The Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with PricewaterhouseCoopers LLP matters relating to its independence from the Company.

     The Audit Committee and the Board of Directors recognize that management and the Company's independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Audit Committee does. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

     Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission.



                                               AUDIT COMMITTEE

                                               Jon F. Rager, Chairman
                                               Robert V. Adams
                                               Daniel L. Brenner
                                               Howard Oringer
Calabasas, California
April 4, 2001

                            COMMON STOCK OWNERSHIP OF
                      PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 5, 2001 by (i) each person who is known to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the executive officers named in the Summary Compensation Table on page 11 and (iv) all current directors and executive officers of the Company as a group:



NAME OF BENEFICIAL OWNER(1)                     SHARES BENEFICIALLY OWNED         PERCENT OF CLASS
------------------------                        -------------------------         ----------------
Jean-Claude Asscher                                  12,560,746(2)                     21.2%
Tekelec-Airtronic, S.A.
5, rue Carle Vernet
92315 Sevres Cedex, France

Edouard Givel                                        10,587,842(3)                     17.9
Natinco, S.A.
8C, avenue de Champel
1206 Geneva, Switzerland

Kopp Investment Advisors, Inc.                        5,157,187(4)                      8.7
7701 France Avenue South, Suite 500
Edina, Minnesota 55435

Massachusetts Financial Services Company              4,459,581(5)                      7.6
500 Boylston Street
Boston, Massachusetts 02116

Invesco Funds Group, Inc.                             3,660,950(6)                      6.2
7800 E. Union Avenue
Denver, Colorado 80237

Ronald W. Buckly                                        182,371(7)                      *

Daniel L. Brenner                                       143,600(8)                      *

Michael L. Margolis                                     129,380(9)                      *

Cecil E. Boyd                                           115,943(10)                     *

Jon F. Rager                                             81,138(11)                     *

Robert V. Adams                                          74,000(12)                     *

Howard Oringer                                           46,600(13)                     *

Gary Crockett                                            31,257(14)                     *

Lee B. Smith                                             24,743(15)                     *

All current directors and executive officers         13,551,684(16)                    22.6
as a group (15 persons)


-------------------

*    Less than one percent
(1) Such persons have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

                                            (footnotes continue on next page)

(2) Includes 10,587,842 shares which are owned by Mr. Givel and of which Mr. Asscher may be deemed a beneficial owner (see footnote 3 below); 125,464 shares owned by Muriel Asscher, Mr. Asscher's wife; and 20,000 shares held by Tekelec-Airtronic, a French company of which Mr. Asscher is the President and principal shareholder. Also includes 93,600 shares subject to options or warrants held by Mr. Asscher which are exercisable or become exercisable within 60 days after March 5, 2001.
(3) These shares are held in the name of Natinco, S.A. ("Natinco"), a Luxembourg investment company which holds minority interests in a number of U.S. and Europe-based companies, including a minority interest in Tekelec-Airtronic. Mr. Givel has advised the Company that he owns substantially all of the equity interest in Natinco and holds the shares in the Company for investment only. Mr. Asscher has from time to time acted as an advisor to Mr. Givel with respect to his investment in the Company. Due to Mr. Asscher's role as an advisor, Mr. Asscher may be deemed to share voting and investment power with respect to these shares and therefore to be a beneficial owner thereof within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934. Mr. Asscher has advised the Company that he has no beneficial or financial interest in Natinco and that he disclaims beneficial ownership of these shares.
(4) Based on a Schedule 13G dated January 29, 2001 filed by Kopp Investment Advisors, Inc. ("KIA") on behalf of itself, Kopp Holding Company ("KHC"), the parent company of KIA, and Leroy C. Kopp, the sole shareholder of KHC, wherein (i) KIA reported sole voting power as to 904,000 shares, sole dispositive power as to 585,000 shares and shared dispositive power as to 4,402,187 shares; (ii) KHC reported that it beneficially owned 4,987,187 shares; and (iii) Mr. Kopp reported that he beneficially owned 5,157,187 shares, including 170,000 shares with respect to which he had sole voting and sole dispositive power.
(5) Based on a Schedule 13G dated February 12, 2001 filed by Massachusetts Financial Services Company ("MFS") wherein MFS reported sole voting power as to 4,317,341 shares and sole dispositive power as to 4,459,581 shares.
(6) Based on a Schedule 13G dated February 7, 2001 filed by Invesco Funds Group, Inc. ("Invesco") wherein Invesco reported sole voting and sole dispositive power as to all such shares.
(7) Includes 154,454 shares subject to options or warrants held by Mr. Buckly which are exercisable or become exercisable within 60 days after March 5, 2001.
(8) Includes 133,600 shares subject to options or warrants held by Mr. Brenner which are exercisable or become exercisable within 60 days after March 5, 2001.
(9) Includes 91,319 shares subject to options held by Mr. Margolis which are exercisable or become exercisable within 60 days after March 5, 2001. Also includes 12,000 unvested restricted shares awarded to Mr. Margolis in connection with the commencement of his employment with Tekelec. See "Employment Agreements and Termination of Employment and Change in Control Arrangements" below.
(10) Consists of 115,943 shares subject to options held by Mr. Boyd which are exercisable or become exercisable within 60 days after March 5, 2001.
(11) Includes 64,138 shares held by a family trust, 4,200 shares owned jointly with Mr. Rager's son and 200 shares held for the benefit of Mr. Rager's niece. Also includes 12,600 shares subject to options held by Mr. Rager which are exercisable or become exercisable within 60 days after March 5, 2001.
(12) Includes 71,000 shares subject to options or warrants held by Mr. Adams which are exercisable or become exercisable within 60 days after March 5, 2001.
(13) Includes 43,600 shares subject to options or warrants held by Mr. Oringer which are exercisable or become exercisable within 60 days after March 5, 2001.
(14) Includes 30,000 shares subject to options held by Mr. Crockett which are exercisable or become exercisable within 60 days after March 5, 2001.
(15) Includes 21,601 shares subject to options held by Mr. Smith which are exercisable or become exercisable within 60 days after March 5, 2001.
(16) Includes 875,539 shares subject to options or warrants held by all current directors and executive officers as a group which are exercisable or become exercisable within 60 days after March 5, 2001.

                               EXECUTIVE OFFICERS

     The executive officers of the Company, and certain information about them, are as follows:


NAME                           AGE        TITLE
----                           ---        -----
Michael L. Margolis            55         Chief Executive Officer and President
Frederick M. Lax               48         Executive Vice President and Chief Operating Officer
Paul J. Pucino                 40         Vice President and Chief Financial Officer
Cecil E. Boyd                  51         Senior Vice President and General Manager,  Network Systems Division
Lee B. Smith                   43         Vice President and General Manager, Network Diagnostics Division
Gary Crockett                  48         Chief Technical Officer
Ronald W. Buckly               49         Vice President and General Counsel
David Frankie                  55         Vice President, Operations and Quality
Danny L. Parker                42         Vice President, Corporate Development
Teresa A. Pippin               44         Vice President, Human Resources



     Officers are appointed by and serve at the discretion of the Board of Directors. For information concerning Mr. Margolis, see "Election of Directors - Nominees" above.

     Mr. Lax joined Tekelec as Executive Vice President and Chief Operating Officer in February 2001. From October 2000 until joining the Company, Mr. Lax was employed by Lucent Technologies as Vice President and General Manager, Messaging Solutions Group. From 1974 until October 2000, Mr. Lax held various executive positions at Lucent Technologies and AT&T with responsibility for product and business management, software technology, global product development and global customer support operations.

     Mr. Pucino joined Tekelec as Vice President and Chief Financial Officer in May 2000. From December 1999 until joining the Company, Mr. Pucino served as Chief Financial Officer of Scour.com, an Internet-based multi-media entertainment search engine. From 1996 until December 1999, Mr. Pucino was employed by Galileo International, an operator of a computerized reservation system for the travel industry, where he most recently served as Vice President, Strategy and New Ventures.

     Mr. Boyd joined Tekelec as General Manager, Intelligent Network Diagnostics Division in September 1996. Mr. Boyd held various management positions in the Network Diagnostics Division and the Network Switching Division from November 1997 until February 2000 when he assumed his present position as Senior Vice President and General Manager, Network Systems Division. From 1974 until joining Tekelec, Mr. Boyd was employed by Northern Telecom, where he most recently served as Vice President, Service Operations, North America from July 1994 until September 1996.

     Mr. Smith joined the Company as Director and Program Manager, Special Projects in March 1988. He held various non-officer sales and marketing positions from March 1989 until May 1998 when he became Vice President, Strategy and Business Development. In February 1999, Mr. Smith became an executive officer of the Company in his capacity as Vice President, Strategy and Business Development, and he served in such capacity until October 2000 when he assumed his present position as Vice President and General Manager, Network Diagnostics Division.

     Mr. Crockett continued to serve as Chief Executive Officer and President of IEX Corporation following Tekelec's acquisition of IEX in May 1999 and assumed the additional position of Chief Technical Officer of Tekelec in February 2000. Mr. Crockett joined IEX as Chief Executive Officer and President in 1988.

     Mr. Buckly joined the Company as Vice President and General Counsel in April 1998 and has served as its Corporate Secretary since 1987. From March 1996 until joining the Company, Mr. Buckly was a partner in the international law firm of Bryan Cave LLP, the Company's legal counsel. Since April 1998, Mr. Buckly has also served as of counsel to Bryan Cave LLP.

     Mr. Frankie joined the Company as Vice President, Operations in December 1996, and became Vice President, Operations and Quality in March 1997. From April 1991 until December 1996, Mr. Frankie was employed as Program Manager by the Thomas Group, a management consulting firm.

     Mr. Parker joined Tekelec as Senior Director, Customer Service for the Network Switching Division in November 1994. He held various management positions in the Network Switching Division and the Network Diagnostics Division from April 1998 until October 2000 when he assumed his present position as Vice President, Corporate Development.

     Ms. Pippin joined the Company as Vice President, Human Resources in February 1999. From September 1994 until joining the Company, Ms. Pippin held various human resource positions with Ericsson Inc. where she most recently served as its Vice President, Human Resources and Operational Development.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information for the three years ended December 31, 2000 concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers for the year ended December 31, 2000:


                                                                              LONG-TERM COMPENSATION
                                             ANNUAL COMPENSATION                     AWARDS
                                   --------------------------------------   ---------------------------
                                                               OTHER                         SECURITIES
          NAME AND                                             ANNUAL         RESTRICTED     UNDERLYING        ALL OTHER
PRINCIPAL POSITION(s)      YEAR    SALARY(1)    BONUS(2)  COMPENSATION(3)    STOCK AWARDS      OPTIONS      COMPENSATION(4)
----------------------     ----    ---------    --------  ---------------    ------------     ---------     ---------------
Michael L. Margolis        2000     $344,130   $268,852        $    0           $     0        100,000         $7,572
Chief Executive Officer    1999      300,000     75,000             0                 0        121,000          5,886
and President              1998      258,462    105,000       105,063(5)        606,564(6)     370,000          3,574

Cecil E. Boyd              2000      249,038    114,402             0                 0        112,500          6,387
Senior Vice President and  1999      199,692     35,000             0                 0        102,020          5,681
General Manager, Network   1998      185,923     23,200             0                 0         36,000          5,618
Systems Division

Gary Crockett(7)           2000      254,808     87,722             0                 0              0          5,787
Chief Technical Officer    1999      155,796     36,750             0                 0        200,000          3,173

Ronald W. Buckly           2000      239,231    100,477             0                 0         75,000          5,959
Vice President and         1999      204,808(8)  35,000             0                 0         72,160          5,686
General Counsel            1998      144,615     50,000             0                 0        180,000          3,500

Lee B. Smith(9)            2000      206,923     85,420             0                 0        100,000          5,667
Vice President and         1999      206,000(10) 21,971             0                 0         59,320          5,364
General
Manager, Network
Diagnostics Division



-----------------
(1) Includes amounts, if any, deferred at the election of the named officer under the Company's 401(k) Plan.
(2) Amounts shown for 2000 for each of the named officers were paid under the Company's Officer Bonus Plan and were based on Company performance and the officer's achievement of individual objectives. Amounts shown for 1999 for each of the named officers were paid as discretionary bonuses. Amounts shown for 1998 were paid under the Company's Officer Bonus Plan and based on Company performance.
(3) As permitted under the rules of the Securities and Exchange Commission, no amounts are shown with respect to any perquisites paid to a named officer unless the aggregate amount of such perquisites exceeds the lesser of (i) $50,000 or (ii) 10% of the total annual salary and bonus of a named officer.
(4) The amounts shown in this column include (i) Company matching contributions allocated under the Company's 401(k) Plan to the accounts of the named officers who elected to participate in the 401(k) Plan and/or (ii) the dollar value of premiums paid by the Company for group term life insurance for the benefit of the named officers. During 2000, the Company contributed $5,250 to the account of each of the named officers under the 401(k) Plan. Amounts paid by the Company during 2000 as insurance premiums for the benefit of the named officers were: Mr. Margolis - $2,322; Mr. Boyd - $1,137; Mr. Crockett - $537; Mr. Buckly - $709; and Mr. Smith - $417.
(5) Represents aggregate amount paid as reimbursement for certain relocation, temporary housing and moving expenses (including $27,109 paid as reimbursement for related income taxes).
(6) Represents the value as of the date on which Mr. Margolis commenced his employment with the Company of 30,000 restricted shares of the Company's Common Stock awarded to Mr. Margolis in connection with the commencement of his employment. Such shares vest in five equal annual installments commencing in February 1999 provided that Mr. Margolis is an employee of the Company on the vesting dates. As of December 31, 2000, 18,000 of such restricted shares were unvested and had an aggregate value of $540,000 based upon the closing sales price per share of the Company's Common Stock on The Nasdaq Stock Market on December 29, 2000. The Company has not paid any dividends on its Common Stock and does not anticipate paying any such dividends at any time in the foreseeable future.
(7)  Mr. Crockett joined the Company in May 1999.
(8)  Includes $4,808 paid in lieu of accrued vacation.
(9)  Mr. Smith became an executive officer of the Company in February 1999.
(10) Includes $46,154 paid in lieu of accrued vacation.

OPTION GRANTS IN 2000

     The following table sets forth certain information concerning stock option grants in 2000 to the executive officers named in the Summary Compensation Table who were granted stock options during 2000:


                                                 INDIVIDUAL GRANTS(1)
                          ----------------------------------------------------------------
                           NUMBER OF         % OF TOTAL
                           SECURITIES          OPTIONS
                           UNDERLYING         GRANTED TO        EXERCISE                          GRANT DATE
                            OPTIONS           EMPLOYEES           PRICE          EXPIRATION         PRESENT
  NAME                      GRANTED           IN 2000(2)      ($/SHARE)(3)          DATE           VALUE(4)
  ----                     ----------         -----------     ------------     -------------    ---------------
Michael L. Margolis        100,000                2.1%            $23.88          1/31/2010       $1,089,414

Cecil E. Boyd              112,500                2.4              23.88          1/31/2010        1,225,590

Ronald W. Buckly            75,000                1.6              23.88          1/31/2010          817,060

Lee B. Smith                75,000                1.6              23.88          1/31/2010          817,060


--------------
(1) The options in this table were granted under the 1994 Plan, vest and become exercisable over four years and were granted for terms of ten years subject to earlier termination under certain circumstances relating to termination of employment.
(2) In 2000, the Company granted options to employees to purchase an aggregate of 4,768,660 shares.
(3) The exercise price per share of all such options was not less than 100% of the reported closing sales price of the Company's Common Stock on The Nasdaq Stock Market on the date of grant.
(4) The Grant Date Present Value is equal to the grant date option value calculated using a modified Black-Scholes American Options Pricing Model (the "Black-Scholes Model"), adjusted to reflect the risk that the options may be forfeited prior to exercise. Black-Scholes Model input assumptions included: (a) an expected time to exercise of 4.42 years for officers; (b) an interest rate equal to the interest rate on U.S. government debt instruments with maturities approximately equal to the options' expected time to exercise; (c) volatility equal to the standard deviation of the Company's Common Stock, calculated using daily closing stock prices for the period from January 1997 to December 2000; and (d) an expected dividend yield of 0%. The risk of forfeiture was calculated by applying the annualized weighted-average occurrence of cancellation of the Company's options prior to exercise for the period during 1997-2000 (9.15%) compounded over the expected years to exercise of 4.42 years for officers. There can be no assurance that the value realized by an optionee will be at or near the value estimated by the Black-Scholes Model.

AGGREGATED OPTION EXERCISES IN 2000 AND OPTION VALUES AT DECEMBER 31, 2000

     The following table sets forth certain information concerning stock option exercises during 2000 and unexercised options held as of December 31, 2000 by the executive officers named in the Summary Compensation Table:


                                                           NUMBER OF SECURITIES                 VALUE OF
                             SHARES                       UNDERLYING UNEXERCISED         UNEXERCISED IN-THE-MONEY
                            ACQUIRED                       OPTIONS AT 12/31/2000         OPTIONS AT 12/31/2000(2)
                               ON          VALUE       -----------------------------   -------------------------------
     NAME                   EXERCISE    REALIZED(1)   EXERCISABLE      UNEXERCISABLE   EXERCISABLE       UNEXERCISABLE
     ----                   --------    -----------   -----------      -------------   -----------       -------------
Michael L. Margolis         220,781     $ 5,121,715         62,569          317,750    $   570,587         $2,909,476

Cecil E. Boyd                55,640       1,837,548         89,283          204,877      1,422,605          2,345,524

Gary Crockett                40,000       1,142,500         20,000          140,000       408,750           2,861,250

Ronald W. Buckly             65,416       1,641,258        138,346          182,398     1,451,724           1,634,612

Lee B. Smith                 50,331       1,100,300          8,051          120,418        75,517           1,251,871


-------------------
(1) Represents the difference between the closing sales price of the Company's Common Stock on the option exercise date as reported on The Nasdaq Stock Market and the exercise price of such options.
(2) Represents the difference between the closing sales price of the Company's Common Stock on December 29, 2000 as reported on The Nasdaq Stock Market (i.e., $30.00) and the exercise price of such options.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     Under the Company's officer severance plan (the "Severance Plan"), certain executive officers of the Company who have been designated by the Board of Directors as eligible officers under the Severance Plan are entitled to receive severance benefits following termination of employment, if such termination is non-temporary, involuntary and without cause. In addition, if there is a "change in control" of the Company, an eligible officer will receive benefits under the Severance Plan if such officer terminates his or her employment with the Company either for any reason within one year following the change in control or for "good reason" (which includes the assignment to the officer of duties significantly inconsistent with his or her prior position or a reduction in his or her compensation or benefits) within two years following such change in control. In addition to the other benefits that an executive officer may be entitled to receive upon termination of his or her employment in connection with or following a change in control, an officer's stock options will vest to the extent then unvested and will be exercisable for one year following the termination of such officer's employment with the Company or a surviving corporation, as the case may be, if, in connection with a change in control (or within two years thereafter with respect to (ii) and (iii) below), such officer
(i) is not offered employment by the surviving corporation on terms and conditions generally no less favorable to such officer than the terms and conditions of his or her employment with the Company in effect immediately prior to the change in control; (ii) is terminated without cause by the Company or the surviving corporation; or (iii) terminates for good reason his or her employment with the Company or the surviving corporation.

     The following officers have been designated by the Board of Directors as eligible officers for purposes of the Severance Plan: Messrs. Margolis, Lax, Pucino, Boyd, Buckly, Frankie, Parker and Smith and Ms. Pippin. Each eligible officer is entitled to severance pay based on his or her highest annual compensation (i.e., base salary plus bonus), the number of years employed by the Company and the highest office attained prior to termination. Based on such factors, the amounts that would be payable under the Severance Plan to Messrs. Margolis, Boyd, Buckly and Smith if their employment were terminated as of April 1, 2001 under circumstances entitling them to severance benefits under the Severance Plan would be $769,180, $408,872, $272,233 and $232,815, respectively.
Severance benefits also include continuation, at the Company's expense, of health care insurance and term life insurance for a period of 18 months following termination of employment.

     In connection with the commencement of Mr. Margolis' employment with the Company in February 1998, the Company awarded to him 30,000 restricted shares of the Company's Common Stock and granted to him stock options to purchase 370,000 shares of Common Stock. The restricted shares vest in five equal annual installments commencing in February 1999 and the stock options vest over five years provided that Mr. Margolis is an employee of the Company on the vesting dates. In the event Mr. Margolis' employment with the Company terminates under circumstances entitling him to benefits under the Severance Plan, then all unvested installments of the restricted shares and the stock options will vest in full upon such termination.

     In April 2001, the Compensation Committee agreed to amend options previously granted to Mr. Margolis under the 1994 Stock Option Plan to purchase an aggregate of 512,319 shares of the Company's Common Stock to provide that upon Mr. Margolis' Qualifying Retirement (defined as the termination of employment with the Company at or after age 55 with not less than five years of continuous service as an employee of the Company) such options will become exercisable in full and, subject to shareholder approval of the amendment described in Proposal 3 of this Proxy Statement, all such options will be exercisable until the expiration of their full ten-year terms (i.e., until the ten-year anniversary of each option's grant date). In addition, the Compensation Committee agreed that any options granted under the 1994 Stock Option Plan to Mr. Margolis in the future would similarly be exercisable in full for their full term following Mr. Margolis' Qualifying Retirement. See "Proposal 3 - Approval of Amendment to 1994 Stock Option Plan to Authorize the Compensation Committee to Extend the Exercise Period of Stock Options Following an Optionee's Termination of Employment Due to Qualifying Retirement."

     In connection with the continuation of Mr. Crockett's employment with IEX Corporation following the Company's acquisition of IEX in May 1999, Mr. Crockett entered into an employment agreement with IEX pursuant to which IEX agreed to pay him an annual base salary of $250,000 and Tekelec granted him stock options to purchase 200,000 shares of the Company's Common Stock. The options vest over five years provided that Mr. Crockett is an employee of the Company on the vesting dates. Mr. Crockett's employment agreement terminates on December 31, 2001.

     In connection with the commencement of Mr. Lax's employment with the Company in February 2001, the Company awarded to him 30,000 restricted shares of the Company's Common Stock and granted to him stock options to purchase 350,000 shares of Common Stock. The restricted shares vest in four equal annual installments commencing in February 2002 and the stock options vest over four years provided that Mr. Lax is an employee of the Company on the vesting dates.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2000, the Compensation Committee consisted of Messrs. Brenner, Oringer and Rager, all of whom are non-employee directors. No member of the Compensation Committee is or was a current or former officer or an employee of the Company or any of its subsidiaries other than Mr. Rager who served as the Company's Treasurer and Secretary from 1975 to 1985.

                  BOARD OF DIRECTORS AND COMPENSATION COMMITTEE
                        REPORTS ON EXECUTIVE COMPENSATION

     The Board of Directors and the Compensation Committee of the Board of Directors share responsibility for determining and administering the compensation program for the Company's executive officers. The Company's executive compensation program consists of both cash-based and stock-based compensation. The Board of Directors is responsible for determining the annual base salaries of the Company's executive officers and approving the terms of the officer bonus plan, in each case taking into consideration recommendations of the Compensation Committee, and approving the award of any discretionary bonuses. The Board has delegated to the Compensation Committee the responsibility of recommending to the Board for its approval the salaries and bonus plan for the Company's executive officers and administering the Company's stock option plans pursuant to which stock options are granted to the Company's employees.

     The reports on executive compensation by the Board of Directors and the Compensation Committee and the Performance Graph on page 18 shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     The principal objectives of the Company's executive compensation program are to attract, motivate and retain qualified, experienced individuals to serve as officers of the Company and to provide incentives to attain the financial and strategic objectives of the Company. The Company's executive compensation program consists of three basic components -- base salaries, cash bonuses and stock options.

     Based on recommendations of the Compensation Committee, the Board of Directors annually sets and approves the base salaries of all executive officers. For 2000, the Board increased the annual base salaries of the Company's executive officers by percentages ranging from 0% to 15.9%.

     The Board believes that a significant portion of each officer's annual compensation should be related to the Company's financial performance and his or her achievement of individual corporate and strategic objectives. Accordingly, under the terms of the 2000 Officer Bonus Plan recommended by the Compensation Committee and approved by the Board, each executive officer of the Company was eligible to receive a cash bonus equal to a percentage (up to a maximum ranging from 37.5% to 93.75% depending on the officer) of his or her annual base salary if the Company achieved certain pre-established financial performance goals plus a percentage (up to a maximum ranging from 12.5% to 31.25%) of his annual base salary based on the extent to which such officer achieved certain individual objectives. Bonuses under such Plan would only be paid if the Company's operating income met or exceeded a minimum operating income goal set forth in the Bonus Plan. Based on the Company's 2000 financial results and an officer's achievement of his or her individual objectives, the Company's executive officers (other than Mr. Margolis) received bonuses under the 2000 Officer Bonus Plan ranging in amounts from $56,989 to $114,402.

     The Board was also responsible for determining the annual compensation of Mr. Margolis. For 2000, the Board increased Mr. Margolis' base salary to $345,000, which represented an increase of $45,000, or 15%, over his 1999 base salary. Under the terms of the 2000 Officer Bonus Plan, Mr. Margolis was eligible to receive a cash bonus equal to a percentage (up to a maximum of 93.75%) of his annual base salary payable if the Company met or exceeded the minimum operating income goal set forth in the Bonus Plan and a percentage (up to a maximum of 31.25%) of his annual base salary based on the extent to which Mr. Margolis achieved certain individual objectives established by the Board of Directors. Based on the Company's 2000 financial results and Mr. Margolis' achievement of his individual objectives, Mr. Margolis earned a bonus in the amount of $268,852 (i.e., 77.9% of his annual base salary) under the Bonus Plan. Although Mr. Margolis is a member of the Board of Directors, he did not participate in any discussions or decisions of the Board or the Compensation Committee regarding the setting of his salary or the award of any bonus or the grant of any stock options to him.

     Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), a publicly held corporation such as the Company will generally not be allowed a federal income tax deduction for otherwise deductible compensation paid to the executive officers named in the Summary Compensation Table to the extent that compensation paid to a particular officer is not performance-based and exceeds $1 million in any fiscal year. Qualifying performance-based compensation (including compensation attributable to the exercise of stock options) will not be subject to the deductibility limitation if certain conditions are met. The Company's general policy is to preserve the federal income tax deductibility of compensation paid to its executive officers. Accordingly, the Company has generally taken appropriate actions, to the extent reasonable, to preserve the deductibility of the compensation paid to its executive officers. There may be limited circumstances, however, where an executive officer's compensation may exceed the amount that is deductible.



                                              BOARD OF DIRECTORS

                                              Jean-Claude Asscher, Chairman
                                              Robert V. Adams
                                              Daniel L. Brenner
                                              Michael L. Margolis
                                              Howard Oringer
                                              Jon F. Rager


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is responsible for recommending to the Board for its approval the base salaries and the officer bonus plan for the Company's executive officers and for administering the Company's employee stock option plans. The Compensation Committee annually reviews each executive officer's base salary and establishes the financial performance goals for the officer bonus plan. In making its recommendations for annual base salaries and the officer bonus plan, the Compensation Committee considers base salary and bonus information for comparable companies and the telecommunications and electronics industries in general that is available from compensation surveys and various other sources. The Committee also takes into account each officer's position, responsibilities, experience, contributions and individual performance and considers the Company's financial results and condition as well as the Company's growth in revenues and earnings. Due to the highly competitive nature of the telecommunications and electronics industries, the Committee believes that compensation packages above the competitive median are necessary and appropriate to attract and retain qualified executive officers.

     Options to purchase the Company's Common Stock are a key component of the Company's executive compensation program. The Compensation Committee views the grant of stock options as a valuable incentive to attract and retain key employees and to motivate them to maximize shareholder value. The Compensation Committee reviews and considers recommendations by the Company's Chief Executive Officer with regard to the grant of stock options to executive officers (other than the Chief Executive Officer) and other key employees whose contributions and skills are important to the long-term success of the Company.

     Each officer typically receives a stock option grant upon first joining the Company and thereafter is eligible periodically to receive additional stock options. In determining the size and other terms of an option grant to an executive officer, the Compensation Committee considers a number of factors, including such officer's position and responsibilities, promotions, individual performance, salary, previous stock option grants (if any) and length of service to the Company. The exercise price of options is not less than the market price of the Company's Common Stock on the date of grant. New hire stock options and annual performance stock options generally vest in equal quarterly installments over periods ranging from four to five years, as long as the optionee remains an employee of the Company and, therefore, encourage an optionee to remain an employee of the Company. Other options (e.g., annual performance grants) typically vest in quarterly installments over four years as determined by the Compensation Committee in its discretion.

     In 2000, options to purchase an aggregate of 797,500 shares of Common Stock were granted to all executive officers as a group and represented 16.7% of all options granted in 2000. Option grants to executive officers in 2000 consisted of options to purchase 225,000 shares granted to one officer upon joining the Company; and options to purchase an aggregate of 572,500 shares granted to the Company's other officers as annual performance grants. Information concerning options granted during 2000 to the executive officers named in the Summary Compensation Table is provided in the table entitled "Executive Compensation and Other Information - Option Grants in 2000."


                                               COMPENSATION COMMITTEE

                                               Daniel L. Brenner, Chairman
                                               Howard Oringer
                                               Jon F. Rager

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following are certain transactions entered into between the Company and its officers, directors and principal shareholders and their affiliates since January 1, 2000:

     From January 2000 until May 2000, the Company sold products in Europe to Tekelec-Airtronic and its wholly owned subsidiaries which served as distributors of the Company's products in Europe. During this period, the aggregate sales of the Company's products to Tekelec-Airtronic and its subsidiaries were approximately $918,000. As of December 31, 2000, Tekelec-Airtronic and its subsidiaries owed the Company approximately $1,698,000 for purchases of the Company's products, of which approximately $710,000 was owed as of March 5, 2001.

     Since 1998, Tekelec Ltd., the Company's wholly owned Japanese subsidiary, has served as the distributor in Japan for products of Ixia, a provider of performance analysis systems for data communications networks and network equipment. Messrs. Asscher, Oringer and Rager are directors of Ixia. During 2000, Tekelec Ltd. purchases from Ixia aggregated $1,581,000. As of December 31, 2000, Tekelec Ltd. owed Ixia approximately $11,000 for purchases of Ixia's products.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC and The Nasdaq Stock Market. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on the Company's review of the copies of such forms furnished to it and written representations from the Company's executive officers and directors, the Company believes that all reports required to be filed pursuant to Section 16(a) were filed on a timely basis during and with respect to 2000 except that one report, covering one transaction, was filed late by David Frankie.

                                PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the Total Return Index for The Nasdaq Stock Market (U.S. Companies) and the Nasdaq Computer Manufacturers Index for the five-year period commencing January 1, 1996. The stock price performance shown on the graph below is not necessarily indicative of future price performance.


                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
          AMONG TEKELEC, TOTAL RETURN INDEX FOR THE NASDAQ STOCK MARKET
            (U.S. COMPANIES) AND NASDAQ COMPUTER MANUFACTURERS INDEX








                              [GRAPH APPEARS HERE]










-----------------------------------------------------------------------------------------------------------------
                                  12/29/95      12/31/96     12/31/97      12/31/98     12/31/99      12/31/00
-----------------------------------------------------------------------------------------------------------------
Tekelec                              100           150           581          631            857       1,143
-----------------------------------------------------------------------------------------------------------------
The Nasdaq Stock Market (U.S.)       100           124           152          214            378         238
-----------------------------------------------------------------------------------------------------------------
Nasdaq Computer Mfrs. Index          100           134           162          352            746         420
-----------------------------------------------------------------------------------------------------------------



--------------------
* Assumes (i) $100 invested on December 31, 1995 in Tekelec Common Stock, the Total Return Index for The Nasdaq Stock Market (U.S. Companies) and the Nasdaq Computer Manufacturers Index and (ii) immediate reinvestment of all dividends.

                       PROPOSAL 2 - APPROVAL OF AMENDMENT
                      TO 1994 STOCK OPTION PLAN TO INCREASE
                    SHARES AUTHORIZED FOR ISSUANCE THEREUNDER

     In 1994, the Board of Directors of the Company adopted and the shareholders of the Company approved the 1994 Stock Option Plan (the "1994 Plan") under which 3,200,000 shares of Common Stock were initially authorized for issuance pursuant to the exercise of stock options granted thereunder. The 1994 Plan was amended in 1995, 1996, 1997, 1998, 1999 and 2000 to increase the number of shares authorized for issuance thereunder by an aggregate of 18,600,000 shares.

     The Board of Directors recognizes that equity incentives such as stock options are critical factors in attracting, retaining and motivating qualified employees and provide such employees with a meaningful opportunity to more closely align their interests with those of the Company's shareholders. In March 2001, the Board of Directors amended the 1994 Plan, subject to shareholder approval, to increase the number of shares authorized for issuance thereunder by 2,900,000 shares (i.e., approximately 4.9% of the outstanding shares of the Company's Common Stock as of March 5, 2001). The Board of Directors approved such increase in order to ensure the availability of sufficient shares of the Company's Common Stock for option grants to new employees of the Company, annual performance stock option grants in the first quarter of 2002 and periodic incentive option grants to the Company's employees. If the proposed 2,900,000-share increase is approved by the shareholders, the Board of Directors believes that the shares available for option grants should be sufficient to meet the Company's presently anticipated stock option grant needs under the 1994 Plan at least until the Company's Annual Meeting of Shareholders in 2002.

     As of March 5, 2001, 6,710,836 shares had been issued upon the exercise of options granted under the 1994 Plan, 14,435,932 shares were subject to outstanding options, and there were 653,232 shares (not including the 2,900,000-share increase subject to shareholder approval) remaining available for option grants under the 1994 Plan. If the amendment to increase the authorized number of shares by 2,900,000 is approved, then a total of 24,700,000 shares will have been authorized for issuance under the 1994 Plan since its inception.

     AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE AMENDMENT TO THE 1994 PLAN INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 2,900,000 SHARES. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THIS AMENDMENT TO THE 1994 PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.

AMENDED PLAN BENEFITS

     Grants under the 1994 Plan are made at the discretion of the Compensation Committee to whom the Board of Directors has delegated the administration of the 1994 Plan. Because future optionees, the timing of option grants, the number of shares subject to option grants and exercise prices have not yet been determined, future grants under the 1994 Plan are not yet determinable.

SUMMARY OF 1994 PLAN

     A summary of the principal provisions of the 1994 Plan is set forth below and is qualified in its entirety by reference to the 1994 Plan. A copy of the 1994 Plan is available from the Company's Secretary upon written request.

PURPOSE

     The purposes of the 1994 Plan are to (i) attract and retain the services of selected key employees who the Company believes are in a position to make a material contribution to the successful operation of the Company's business;
(ii) motivate such persons, by means of performance-related incentives, to achieve the Company's business goals; and (iii) enable such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

ADMINISTRATION

     The 1994 Plan is required to be administered by a committee designated by the Board of Directors and comprised of not less than two disinterested non-employee Board members. The 1994 Plan is currently administered by the Compensation Committee of the Board, which is comprised of three disinterested non-employee directors. The interpretation and construction of any provision of the 1994 Plan is within the sole discretion of the members of the Compensation Committee, whose determination is final and binding.

ELIGIBILITY

     The 1994 Plan provides that nonstatutory stock options and incentive stock options may be granted only to employees (including officers and directors who are also employees) of the Company. As administrator of the 1994 Plan, the Compensation Committee selects the optionees and determines the type of option (i.e., incentive or nonstatutory) and the number of shares to be subject to each option. In making such determination, there is taken into account a number of factors, including the employee's position and responsibilities, individual job performance, salary, previous stock option grants (if any), length of service to the Company, and other relevant factors. As of March 5, 2001, 1,011 persons were eligible to receive options under the 1994 Plan, virtually all of whom had been granted options under such Plan.

TERMS OF OPTIONS

     Options granted under the 1994 Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options. Each option is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

     (a) Number of Shares: The aggregate fair market value (determined as of the grant date) of the stock for which an employee may be granted incentive stock options that first become exercisable during any one calendar year under all the Company's plans may not exceed $100,000. In addition, the maximum number of shares which may be awarded as options under the 1994 Plan during any calendar year to any one optionee may not exceed 800,000 shares.

     (b) Exercise of the Option: The optionee must earn the right to exercise the option by continuing to work for the Company. Options granted under the 1994 Plan will become exercisable at such times and in such cumulative installments as the Compensation Committee determines subject to earlier termination of the option upon termination of the optionee's employment for any reason. Options are typically exercisable in cumulative installments (e.g., equal quarterly installments) over periods ranging up to five years. An option is exercised by giving to the Company written notice of exercise specifying the number of shares of Common Stock as to which the option is being exercised and by tendering payment to the Company of the purchase price. The form of payment for shares to be issued upon the exercise of an option is determined by the Compensation Committee and may consist of cash, check, previously owned shares of Common Stock, a combination thereof or such other consideration as is determined by the Compensation Committee.

     (c) Exercise Price: The exercise price per share for the shares to be issued pursuant to the exercise of an option is determined by the Committee and may not be less than 100% of the fair market value of the Common Stock on the grant date. The fair market value of the Common Stock on the date of an option grant will be equal to the closing sales price of the Common Stock on The Nasdaq Stock Market as reported in The Wall Street Journal on the date of the option grant. The Committee does not have the authority to amend or adjust (i.e., reprice) the exercise price of any options previously granted under the 1994 Plan, whether through amendment, cancellation, replacement grant or other means. On March 5, 2001, the closing sales price of the Company's Common Stock on The Nasdaq Stock Market was $19.00 per share.

     (d) Termination of Employment: If an optionee's employment with the Company is terminated for any reason, other than death or total and permanent disability, the option may be exercised within three months after such termination as to all or part of the shares as to which the optionee was entitled to exercise the option at the time of termination.

     (e) Death or Disability: If an optionee should die or become permanently and totally disabled while employed by the Company, his or her options may be exercised at any time within six months after such death or disability, but only to the extent the optionee was entitled to exercise the options at the date of his or her termination of employment due to such death or disability.

     (f) Expiration of Options: Options may not have a term greater than ten years from the grant date. No option may be exercised after its expiration.

     (g) Nontransferability of Option: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution or transfers between spouses incident to a divorce, and is exercisable only by the optionee during his or her lifetime or, in the event of the death of the optionee, by the estate of the optionee or by a person who acquires the right to exercise the option by bequest or inheritance.

     (h) Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1994 Plan as may be determined by the Compensation Committee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION OR CONTROL

     In the event that a change, such as a stock split or stock dividend, is made in the Company's capitalization which affects the stock for which options are exercisable under the 1994 Plan, appropriate adjustment will be made in the exercise price of and the number of shares covered by outstanding options and in the number of shares available for issuance under the 1994 Plan. In general, unless the terms of an option expressly provide otherwise, in the event of a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation, outstanding options will be assumed by the successor corporation or the Board of Directors will declare that any option will terminate as of a date fixed by the Board which is at least 30 days after notice thereof is given to optionees and permit each optionee to exercise all or a portion of the shares covered by such option, including shares as to which the option would not otherwise be exercisable.

AMENDMENT AND TERMINATION

     The Compensation Committee may amend or terminate the 1994 Plan at any time or from time to time without the approval of the Company's shareholders; provided, however, that approval of the holders of voting shares represented and entitled to vote at a valid meeting of shareholders is required for any amendment to the 1994 Plan which would: (a) materially increase the number of shares which may be issued thereunder other than in connection with an adjustment upon changes in capitalization; (b) materially change the designation of the class of employees eligible to participate; (c) remove the administration of the 1994 Plan from the Board of Directors or its committee; (d) extend the term of the 1994 Plan beyond its initial ten-year term; (e) materially increase the benefits to participants under the 1994 Plan; or (f) materially modify the requirements as to eligibility for participation. In any event, the 1994 Plan will terminate on the tenth anniversary of its adoption by the Board of Directors (i.e., April 3, 2004), provided that any options then outstanding will remain outstanding until they expire by their terms.

TAX INFORMATION

     The federal tax consequences of options are complex and subject to change. The following discussion is only a brief summary of the general federal income tax rules currently in effect which are applicable to stock options. A taxpayer's particular situation may be such that some variation of the general rules may apply. This summary does not cover the state, local or foreign tax consequences of the grant or exercise of options under the 1994 Plan or the disposition of shares acquired upon exercise of such options or federal estate tax or state estate, inheritance or death taxes.

INCENTIVE STOCK OPTIONS

     If an option granted under the 1994 Plan is treated as an "incentive stock option" as defined in Section 422 of the Code, the optionee will not recognize any income for regular income tax purposes upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. As discussed below, the tax treatment to the optionee and the Company upon an optionee's sale of the shares will depend primarily upon whether the optionee has met certain holding period requirements at the time of sale. In addition, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability in the year of exercise.

     If an optionee exercises an incentive stock option and does not dispose of the shares received within the period ending on the later of (i) two years from the date of the grant of such option or (ii) one year after the exercise of the option, any gain realized upon disposition of the shares will be characterized as long-term capital gain subject to a maximum federal income tax rate of 20%. The amount of gain realized on the disposition of the shares will be equal to the difference between the amount realized on the disposition and the optionee's tax basis in the shares. If the optionee does not dispose of the shares within the holding period specified above, the Company will not be entitled to a federal income tax deduction at any time. If the optionee disposes of the shares either within two years from the date the option is granted or within one year after the exercise of the option, such disposition will be treated as a "disqualifying disposition" for federal income tax purposes and an amount equal to the difference between (i) the lesser of the fair market value of the shares on the date of exercise and the amount realized on the disposition, and (ii) the exercise price will be taxed as ordinary income subject to a maximum marginal federal income tax rate of 39.6% in the taxable year in which the disposition occurs. The excess, if any, of the amount realized over the fair market value of the shares at the time of the exercise of the option will be treated as short-term or long-term capital gain, as the case may be. An optionee will be generally considered to have disposed of shares if he or she sells, exchanges, makes a gift of or transfers legal title to such shares (except by pledge, in certain non-taxable exchanges, in an insolvency proceeding, incident to a divorce, or upon death). The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the exercise price is an adjustment in determining an optionee's alternative minimum taxable income for such year. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. If a disqualifying disposition occurs in the same year as an option is exercised, the amount of ordinary income resulting from such disposition would generally offset any adjustment to alternative minimum taxable income for the year of exercise. In the case of a disqualifying disposition which occurs after the year of exercise, an individual would be required to recognize alternative minimum taxable income in the year of exercise and ordinary income in the year of such disqualifying disposition in an amount determined under the rules described above. Optionees are urged to consult their tax advisors concerning the applicability of the alternative minimum tax to their own circumstances.

     In general, there will be no federal income tax consequences to the Company upon the grant, exercise or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received upon the exercise of an incentive stock option prior to satisfying the two-year and one-year holding periods described above, the Company will be entitled to a deduction for federal income tax purposes in the year of such disposition in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided the Company has satisfied its reporting obligations under the Code.

NONSTATUTORY STOCK OPTIONS

     Nonstatutory stock options granted under the 1994 Plan do not qualify as "incentive stock options" and, accordingly, do not qualify for any special tax benefits to the optionee. An optionee will not recognize any income at the time he or she is granted nonstatutory stock options because such options are not actively traded on an established market and will have no readily ascertainable fair market value at the time of grant. However, upon the exercise of a nonstatutory stock option, the optionee will generally recognize ordinary income for federal income tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be treated as compensation income subject to income tax withholding by the Company out of the other compensation paid to the optionee. If such earnings are insufficient to pay the withholding tax, the optionee will be required to make a direct payment to the Company to cover the withholding tax liability.

     Upon a sale of any shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the sale price and the optionee's tax basis in the shares will be treated as a long-term or short-term capital gain or loss, as the case may be, depending on the optionee's holding period for the shares without "tacking on" any holding period for the option. The optionee's tax basis for determination of such gain or loss will ordinarily be the sum of (i) the amount paid for such shares (i.e., the exercise price), plus (ii) any ordinary income recognized as a result of the exercise of such option. If the optionee has held the shares for more than one year at the time of sale, the capital gain will be subject to a maximum federal income tax rate of 20%. If the holding period for the shares is shorter, the maximum marginal federal income tax rate will be 39.6%. In general, there will be no federal tax consequences to the Company upon the grant or termination of a nonstatutory stock option or the sale or disposition of the shares acquired upon exercise of a nonstatutory stock option. However, upon the exercise of a nonstatutory stock option, the Company will be entitled to a deduction to the extent and in the year that ordinary income from the exercise of the option must be recognized by the optionee, provided that the Company has satisfied its obligations under the Code and Income Tax Regulations relating to the reporting of the transaction to the Internal Revenue Service and the optionee.

                            PROPOSAL 3 - APPROVAL OF
                       AMENDMENT TO 1994 STOCK OPTION PLAN
                   TO AUTHORIZE THE COMPENSATION COMMITTEE TO
                   EXTEND THE EXERCISE PERIOD OF STOCK OPTIONS
                     FOLLOWING AN OPTIONEE'S TERMINATION OF
                     EMPLOYMENT DUE TO QUALIFYING RETIREMENT

     The Company recognizes that equity incentives such as stock options can constitute a valuable component of an employee's retirement benefits and serve as a valuable incentive to retain key employees in the employ of the Company.

     The 1994 Stock Option Plan currently provides that upon an optionee's termination of employment, such optionee's unexercised stock options to the extent then vested will be exercisable for a maximum of three months (six months in the event of termination due to the optionee's death or disability). To the extent an optionee's options are not exercised during such three- or six-month period, or are unvested at an optionee's termination of employment, such options will lapse. Subject to the foregoing, and at the discretion of the Compensation Committee, options under the 1994 Stock Option Plan have typically been granted for a maximum term of ten years following the date of option grant.

     The Board of Directors believes that in certain circumstances key employees who terminate their employment with the Company as a result of retirement should be afforded a longer period of time following such termination of employment to exercise their vested stock options than the above-described three- or six-month exercise periods currently allowed. Accordingly, in March 2001, the Board of Directors, subject to shareholder approval, amended the 1994 Stock Option Plan to authorize the Compensation Committee, in its discretion, either upon option grant or upon the amendment of previously granted options, to provide that an optionee's options will be exercisable following the date of such optionee's "Qualifying Retirement" (defined as the termination of employment with the Company at or after age 55 with not less than five years of continuous service as an employee of the Company) for a period of time longer than the above-described three- and six-month exercise periods following termination of employment but not in excess of the term of such options (typically ten years following the option grant date). The Board of Directors believes that this amendment is necessary and in the best interest of the Company and its shareholders to assure that the Company in appropriate circumstances can offer meaningful retirement benefits to its key employees and to enable the Company to retain the services of its key employees.

     A summary of the principal provisions of the 1994 Stock Option Plan is set forth in Proposal 2 above.

AMENDED PLAN BENEFITS

     The Compensation Committee has agreed to amend all stock options previously granted to Mr. Margolis under the 1994 Plan to provide that upon Mr. Margolis' Qualifying Retirement for any reason (other than a termination of Mr. Margolis' employment by the Company for cause) (i) all such options will become exercisable in full; and (ii) if the above-described amendment to the 1994 Plan is duly approved by the shareholders of the Company, all such options will be exercisable until the expiration of their full ten-year terms (i.e., until the ten-year anniversary of each option's grant date). In addition, the Compensation Committee has agreed that any options granted under the 1994 Plan to Mr. Margolis in the future would similarly be exercisable in full for their full term following Mr. Margolis' Qualifying Retirement.

     As of March 5, 2001, the Company had granted to Mr. Margolis options to purchase a total of 741,100 shares of Tekelec Common Stock under the 1994 Plan at exercise prices per share ranging from $14.94 to $25.31, of which options to purchase 228,781 shares had been exercised; unexercised options to purchase 62,569 shares had vested; and options to purchase 449,750 shares were unvested. All such options were granted for ten-year terms expiring on dates ranging from February 17, 2008 to January 30, 2011. Mr. Margolis is presently 55 years of age, commenced his employment as Chief Executive Officer and President of the Company on February 17, 1998 and, assuming he continues to serve without interruption in such capacity, would complete five years of continuous service as the Company's Chief Executive Officer and President on February 17, 2003. Accordingly, if the above-described amendment is duly approved by the Company's shareholders, then upon Mr. Margolis' Qualifying Retirement on or after February 17, 2003, his then outstanding options (including any options granted to him in the future under the 1994 Plan) would be exercisable in full until the expiration of their terms.

     The Company's independent accountants have advised the Company that the amendment of Mr. Margolis' currently outstanding options to provide that such options will be exercisable following Mr. Margolis' Qualifying Retirement for their ten-year terms would result in earnings charges calculated as of the effective date of such amendment. If the Company's shareholders approve the above-described amendment to the 1994 Plan, then the effective date of the amendment to Mr. Margolis' outstanding options will be the date of such shareholder approval. The amount of such charges depend on the extent to which the fair market value of the Company's Common Stock (i.e., the closing sales price on the effective date of such amendment) exceeds the exercise prices of Mr. Margolis' options. If the fair market value of the Company's Common Stock is less than the exercise prices of Mr. Margolis' options, then the Company will not be required to take a charge against earnings. If Mr. Margolis' outstanding options are amended to provide that they will be exercisable for their full ten-year terms following his Qualifying Retirement, then based on the closing sales price of the Company's Common Stock on March 5, 2001 (i.e., $19.00), the Company would be required to take earnings charges of approximately

$232,000 with respect to Mr. Margolis' options to purchase 57,139 shares at $14.94 per share, including an immediate charge for vested options and fixed charges for unvested options recognized ratably over the vesting period of such unvested options through February 2004. With respect to any future option grants to Mr. Margolis, it is the intent of the Compensation Committee at the time of any such grant to provide that such options will be exercisable following Mr. Margolis' Qualifying Retirement for the full term of such options, in which case the Company's independent accountants have advised the Company that the inclusion of such benefit at the time of option grant would not require the Company to take charges against earnings.

     The Compensation Committee of the Board of Directors currently administers the 1994 Plan. If the above-described amendment to the 1994 Plan is duly approved by the Company's shareholders, the Compensation Committee will have the discretion, with respect to both previously granted options and future option grants, to provide that an employee's options will be exercisable following such employee's Qualifying Retirement for a period of time not to exceed the term of such options (typically ten years following an option grant date). Except as described above for Mr. Margolis, the Compensation Committee has not agreed, either in connection with the grant of new options or the amendment of outstanding options, to provide the benefits of the proposed amendment to any employee of the Company.

     AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE AMENDMENT OF THE 1994 PLAN TO AUTHORIZE THE COMPENSATION COMMITTEE, IN ITS DISCRETION UPON THE GRANT OF OPTIONS OR UPON THE AMENDMENT OF PREVIOUSLY GRANTED OPTIONS, TO EXTEND THE OPTION EXERCISE PERIOD FOLLOWING AN OPTIONEE'S TERMINATION OF EMPLOYMENT DUE TO QUALIFYING RETIREMENT. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THIS AMENDMENT TO THE 1994 PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.

TAX INFORMATION

     The federal tax consequences of options that are exercisable following a termination of employment due to Qualifying Retirement are generally as described in the "Tax Information" section under "Proposal 2 - Approval of Amendment to 1994 Stock Option Plan to Increase Shares Authorized for Issuance Thereunder," except that incentive stock options that are exercised more than three months after termination of employment due to Qualifying Retirement will be treated as nonstatutory stock options for federal tax purposes.

                      PROPOSAL 4 - APPROVAL OF AMENDMENT TO
                          EMPLOYEE STOCK PURCHASE PLAN

     In 1996, the Board of Directors of the Company adopted and the shareholders of the Company approved the Company's Employee Stock Purchase Plan (the "Purchase Plan") under which 800,000 shares of Common Stock were initially reserved for issuance.

     In March 2001, the Board of Directors amended the Purchase Plan, subject to shareholder approval, to increase the number of shares authorized for issuance under the Purchase Plan by an additional 200,000 shares. If the amendment is approved, a total of 1,000,000 shares will have been authorized for issuance under the Purchase Plan since its inception (of which 680,858 shares have been issued as of March 5, 2001).

     AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE AMENDMENT TO THE PURCHASE PLAN INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 200,000 SHARES. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE SUCH AMENDMENT. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.

AMENDED PLAN BENEFITS

     Purchases of the Company's Common Stock under the Purchase Plan are made at the discretion of the participants therein and depend on employees' elections to participate in offerings under the Purchase Plan. Accordingly, it is not possible to presently determine the benefits that will be received by the Company's employees under the Purchase Plan if the proposed amendment thereto is approved by the shareholders.

SUMMARY OF PURCHASE PLAN

     A summary of the principal provisions of the Purchase Plan is set forth below and is qualified in its entirety by reference to the Purchase Plan. A copy of the Purchase Plan is available from the Company's Secretary upon written request.

PURPOSE

     The purpose of the Purchase Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions.

ADMINISTRATION

     The Purchase Plan is required to be administered by the Board of Directors or a committee appointed by the Board of Directors, and the Board has appointed the Compensation Committee to administer the Purchase Plan. All questions of interpretation or application of the Purchase Plan are determined in the sole discretion of the Board of Directors or its committee whose decisions are final, conclusive and binding upon all participants. Members of the Board of Directors who are eligible employees are permitted to participate in the Purchase Plan.

OFFERING DATES

     The Purchase Plan is implemented by one offering during each six-month period in which such Plan remains in effect. The offering periods commence on January 1 and July 1 of each year. The first offering period began on July 1, 1996.

ELIGIBILITY

     Employees (including officers and directors) are eligible to participate in the Purchase Plan if they are employed more than 20 hours per week and have completed 30 days of continuous employment with the Company or its subsidiaries as of the first day of an offering period. Of approximately 920 employees eligible to participate in the Purchase Plan offering which commenced on January 1, 2001, 553 employees were participating as of March 5, 2001.

PARTICIPATION IN THE PLAN

         Eligible employees become participants in the Purchase Plan by delivering to the Company, prior to the commencement of an offering period, a completed subscription agreement authorizing payroll deductions. By executing such subscription agreement, an employee becomes entitled to have shares placed under option to him or her, but does not become obligated to purchase such shares. An employee's participation in the Purchase Plan continues from offering period to offering period at the deduction rate authorized in the subscription agreement unless the participant files a new subscription agreement specifying a different rate or withdraws from the Purchase Plan. An employee who first becomes eligible to participate in the Purchase Plan after the commencement of an offering period may not participate until the commencement of the next offering period.

     If the number of shares which would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the shares remaining will be made among all participants in as equitable a manner as is practicable. No employee will be permitted to participate in the Purchase Plan if, immediately after the grant of an option thereunder, the employee would own 5% or more of the voting stock or value of all classes of stock of the Company or its subsidiaries (including stock which may be purchased through subscriptions under the Purchase Plan or pursuant to any other options), nor will any employee be granted an option which would permit the employee to buy in any calendar year more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) pursuant to the Purchase Plan.

PURCHASE PRICE

     The purchase price per share under the Purchase Plan is 85% of the lesser of the fair market value of a share of Common Stock on the date the offering period commences or on the date the offering period terminates. The fair market value of the Common Stock on a given date will be equal to the closing sales price of the Common Stock on such date on The Nasdaq Stock Market as reported in The Wall Street Journal.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

     The purchase price of the shares is accumulated by payroll deductions over the offering period. The rate of deductions may not exceed 10%, or such other rate as may be determined from time to time by the Board of Directors, of a participant's compensation. A participant may discontinue his or her participation in the Purchase Plan at any time, but may not increase or decrease the rate of payroll deductions for an offering period after it commences.

     All payroll deductions are credited to the participant's account under the Purchase Plan and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

PURCHASE OF STOCK; EXERCISE OF OPTION

     The maximum number of shares placed under option to a participant in the Purchase Plan at the commencement of an offering period is the number of whole shares of Common Stock determined by dividing $12,500 by the fair market value of a share of Common Stock at the beginning of such offering period.

     Unless an employee discontinues his or her participation in the Purchase Plan, his or her option to purchase the shares subject thereto will be exercised automatically using accumulated payroll deductions on the last day of the offering period at the applicable price. The shares purchased for an employee will be delivered to him or her, or credited to his or her account by electronic transfer to a securities account maintained in the participant's name, as promptly as practicable after the end of the applicable offering period. Any cash remaining to the credit of a participant's account under the Purchase Plan after the purchase of such shares will be returned to the participant.

WITHDRAWAL

     A participant's interest in an offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase Plan at any time prior to the end of an offering period. Promptly after such withdrawal, the payroll deductions credited to a participant's account will be returned to him or her without interest. A participant's withdrawal from an offering or an employee's decision not to participate in an offering does not have any effect upon such participant's or employee's eligibility to participate in subsequent offerings under the Purchase Plan; provided, however, that an employee who is an officer or director of the Company who ceases participation in the Purchase Plan may not participate again for at least six months following such cessation of participation.

TERMINATION OF EMPLOYMENT

     If a participant terminates his or her employment for any reason, including retirement or death, or fails to remain employed by the Company for more than 20 hours per week during an offering period, his or her participation in the Purchase Plan will automatically be terminated. In such event, the payroll deductions credited to the participant's account will be refunded without interest.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION OR CONTROL

     Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by an option under the Purchase Plan and the number of shares which are available for issuance, as well as the option price per share of an unexercised option, will be proportionately adjusted for any change in the number of shares of Common Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. In the event of a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, outstanding options will be assumed by the successor corporation or the Board will declare that any option will terminate as of a date fixed by the Board of Directors or its committee which is at least 30 days after the notice thereof and, unless a participant terminates his or her participation in the Purchase

Plan prior to such date, his or her option for the purchase of shares will be automatically exercised on such date and the accumulated payroll deductions credited to a participant's account on such date will be applied to purchase whole shares of the Company's Common Stock (up to the maximum number of shares subject to his or her option).

NONASSIGNABILITY

     No rights or accumulated payroll deductions of a participant in the Purchase Plan may be pledged, assigned or transferred for any reason (other than by will, the laws of descent and distribution, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or upon the death of a participant as provided in the Purchase Plan), and any such attempt may be treated by the Company as an election by the participant to withdraw from the Purchase Plan.

AMENDMENT AND TERMINATION OF THE PURCHASE PLAN

     The Board of Directors may at any time amend or terminate the Purchase Plan, except that termination of the Purchase Plan may not affect options previously granted thereunder nor may any amendment make any change in an option granted prior thereto which adversely affects the rights of any participant without the prior written consent of the participant. No amendment may be made to the Purchase Plan without prior approval of the shareholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, materially modify the eligibility requirements or materially increase the benefits which may accrue to participants under the Purchase Plan. In any event, the Purchase Plan will terminate on the tenth anniversary of its adoption by the Board of Directors (i.e., April 4, 2006), provided that such termination shall not affect options then outstanding.

TAX INFORMATION

     The Purchase Plan and the rights of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of an option grant or purchase of shares. As summarized below, a participant may become liable for tax upon disposition of the shares acquired under the Purchase Plan.

     If shares are not disposed of by a participant within two years after the date of the beginning of the offering period in which such shares were acquired or within one year after the transfer of the shares to the participant, then the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (ii) the excess of the fair market value of the shares at the beginning of the offering period in which such shares were acquired over the purchase price of the shares (computed as of the commencement of such offering period) will be treated as ordinary income to the participant. Any further gain upon such disposition will be treated as long-term capital gain. If shares are disposed of in a transaction in which the sales price is less than the purchase price, the participant would not recognize any ordinary income and would have a long-term capital loss equal to the difference.

     If shares are disposed of by a participant (including by way of gift) before the expiration of the two-year and one-year holding periods described above, then the excess of the fair market value of the shares on the date the option is exercised (i.e., the last day of an offering period) over the purchase price of the shares will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no additional gain is realized on the sale. The balance of any gain realized on such disposition will be treated as a short-term or long-term capital gain, as the case may be. Even if the shares are sold for less than their fair market value on the date the option was exercised, ordinary income will be recognized equal to the difference between the sales price and the value of the shares on the option exercise date.

     Any amount taxed to a participant as ordinary income under the rules described above would be added to the actual purchase price of the shares in determining the tax basis of the shares for the purpose of determining capital gain or loss on a sale or other disposition of the shares.

     The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that (i) ordinary income is recognized upon disposition of shares by a participant before the expiration of the two-year and one-year holding periods described above and (ii) the Company has satisfied its withholding obligations under the Code.

                    PROPOSAL 5 - RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has, in accordance with the recommendation of its Audit Committee, appointed PricewaterhouseCoopers LLP, independent accountants, to audit the Company's consolidated financial statements for the year ending December 31, 2001, and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

FEES PAID TO THE COMPANY'S ACCOUNTANTS

     The Company paid PricewaterhouseCoopers LLP the following fees for services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and the reviews of financial statements included in the Company's Quarterly Reports on Form 10-Q and for other services rendered to the Company during 2000:

Audit Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that year were $240,520.

Financial Information Systems Design and Implementation Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the year ended December 31, 2000 were $10,000.

All Other Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the year ended December 31, 2000 were $203,820.

     The Audit Committee periodically reviews the audit and non-audit services performed by PricewaterhouseCoopers LLP. The Audit Committee has considered, among other things, whether

PricewaterhouseCoopers LLP's provision of information technology services or other non-audit services to the Company is compatible with the auditor's independence.

                                  OTHER MATTERS

     The Company currently knows of no matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.



                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             Ronald W. Buckly
                                             Secretary



Calabasas, California
April 5, 2001

                                   APPENDIX A

                                     TEKELEC
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

     The Board of Directors of Tekelec (the "Company") has adopted this charter, effective June 12, 2000, to govern the composition of its Audit Committee (the "Committee") and the scope of the Committee's duties and responsibilities, and to set forth specific actions the Board of Directors expects the Committee to undertake to fulfill those duties and responsibilities.

I.   STATEMENT OF PURPOSE

     The Committee will assist the Board of Directors in overseeing and monitoring the Company's financial reporting process. The duties of the Committee are ones of oversight and supervision. It is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles - that is the responsibility of management and the Company's independent accountants. The Board of Directors recognizes that the Committee will rely on the advice and information it receives from the Company's management and its independent accountants. The Board does, however, expect the Committee to exercise independent judgment in assessing the quality of the Company's financial reporting process and its internal controls. In doing so, the Board expects that the Committee will maintain free and open communications with the other directors, the Company's independent accountants and the financial management of the Company.

II.  COMPOSITION OF THE AUDIT COMMITTEE

     The Committee shall be comprised of at least three members of the Board of Directors, with the number of members to be determined from time to time by the Board. The members shall be designated by the Board of Directors, and each of them shall be independent of management, as that term is defined in the applicable listing standards of the NASD, as may be modified or supplemented, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment.

     Each member of the Committee shall have the experience or education in business or financial matters sufficient to provide him or her with a working familiarity with basic finance and accounting matters. In addition, the Committee shall include at least one person with financial management or accounting expertise.

     Unless the Board has previously designated a person to serve as the Chairperson of the Committee, the members of the Committee may designate a Chairperson by majority vote.

III. MEETINGS

     The Committee shall meet at least four times annually, or more frequently if circumstances dictate. One or more of these meetings shall include separate executive sessions with the Company's Chief Financial Officer, the Company's Corporate Controller and other members of the Company's executive management and the independent accountants. In addition, the Committee or its Chairperson shall meet with the independent accountants and management to review the Company's quarterly financial results.

IV.  DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

     The duties and responsibilities of the Committee shall include the following:

     1. Receive the written disclosures and letter from the Company's independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, and discuss with the accountants any issues required to be discussed regarding their independence.

     2. Annually evaluate the qualifications and prior performance of the Company's current independent accountants, which shall be ultimately accountable to the Board of Directors and the Committee as representatives of the Company's shareholders. Based on the representations regarding independence and the results of such evaluation, recommend to the Board whether the current accountants should be reappointed or replaced and the selection of any replacement.

     3. Meet with the independent accountants and financial management of the Company in advance of the annual audit to review its proposed scope, the proposed scope of the quarterly reviews, and the procedures to be followed in conducting the audit and the reviews.

     4. Review the fee arrangements with the Company's independent accountants.

     5. Review with the independent accountants any problems or difficulties the accountants may have encountered during the annual audit, including any restrictions placed on the scope of the audit, difficulties obtaining required information, significant areas of disagreement with management, areas where the planned scope of the audit was changed because of concerns or difficulties, significant audit adjustments, and any other matters required to be discussed by Statement of Auditing Standards No. 61, as may be modified or supplemented.

     6. Review the Company's Annual Report on Form 10-K and the financial statements contained therein with the Company's financial management and independent accountants. Discuss any significant financial judgments made in connection with the preparation of the Company's financial statements. Receive assurances from the Company's financial management that the financial statements proposed to be included in the Company's Annual Report contain no material misstatements, and receive assurances from the independent accountants that, in the course of their audit, they learned of no material misstatement. If deemed appropriate, after consideration of the reviews and assurances, recommend to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K.

     7. Review the Company's Quarterly Reports on Form 10-Q and the financial statements contained therein with the Company's financial management. Receive assurances from the Company's financial management that the financial statements included in the Company's reports do not contain any material misstatements, and receive assurances that the accountants learned of no material misstatements in the course of their review of such financial statements.

     8. Discuss at least annually with the Company's independent accountants the adequacy and effectiveness of the Company's internal controls. Review the management letter issued by the independent accountants and management's response thereto. Periodically assess any action management has taken or process it has made in addressing issues raised by the independent accountants.

     9. Review the responsibilities, budget and staffing of the Company's financial management.

     10. Discuss at least annually with the Company's financial management the effectiveness of the Company's internal accounting controls.

     11. Periodically review and update the Company's Business Ethics policy and ensure that management has established a system to enforce such policy.

     12. Conduct an appropriate review of all related party transactions involving a principal shareholder, a member of the Board of Directors or senior management.

     13. Review potential conflict of interest situations, where appropriate, involving a principal shareholder, a member of the Board of Directors or senior management.

     14. Discuss at least annually with the Company's General Counsel the effectiveness of the Company's legal compliance programs, any legal matters that may have a material impact on the Company's financial statements and any material reports or inquiries received from regulators or government agencies.

     15. Authorize and oversee investigations deemed appropriate into any matters within the Committee's scope of responsibility, with the power to retain independent counsel, accountants and other advisors and experts to assist the Committee if deemed appropriate.

     16. Prepare the disclosure required by the Rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     17. Review this charter on an annual basis and make recommendations to the Board of Directors concerning any changes deemed appropriate.

     18. Report actions of the Committee to the Board of Directors with such recommendations, as the Committee deems appropriate.


                                      * * *

                                     TEKELEC

                             1994 STOCK OPTION PLAN


1.      ESTABLISHMENT AND PURPOSES OF THE PLAN.

        Tekelec hereby establishes this 1994 Stock Option Plan to promote the interests of the Company and its stockholders by (i) helping to attract and retain the services of selected key employees of the Company who are in a position to make a material contribution to the successful operation of the Company's business, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company's business goals and
(iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

2.      DEFINITIONS.

        The following definitions shall apply throughout the Plan:

        a. "AFFILIATE" shall mean any entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

        b. "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

        c. "CODE" shall mean the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

        d. "COMMON STOCK" shall mean the common stock, without par value, of the Company.

        e. "COMPANY" shall mean Tekelec, a California corporation and any "subsidiary" corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

        f. "COMMITTEE" shall mean the committee of the Board of Directors appointed in accordance with Section 4(a) of the Plan or, if no such committee shall be appointed or in office, the Board of Directors.

        g. "CONTINUOUS EMPLOYMENT" shall mean the absence of any interruption or termination of employment by the Company. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Committee or in the case of transfers between locations of the Company.

        h. "DISINTERESTED PERSON" shall mean an administrator of the Plan who during the one year prior to service as an administrator of the Plan, has not been granted or awarded, and during such service, is not granted or awarded stock options or stock appreciation rights pursuant to the Plan or any other plan of the Company or any of its Affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any Affiliates, except for any plan under which the award of stock, stock options or stock appreciation rights is not subject to the discretion of any person or persons.

        i. "EMPLOYEE" shall mean any employee of the Company, including officers and directors who are also employees.

        j. "FAIR MARKET VALUE" shall mean, with respect to Shares, the fair market value per Share on the date an option is granted and, so long as the Shares are quoted on the National Association of Securities Dealers Automated Quotations ("NASDAQ") System, the Fair Market Value per Share shall be the closing price on the NASDAQ National Market System as of the date of grant of the Option, as reported in The Wall Street Journal or, if there are no sales on such date, on the immediately preceding day on which there were reported sales.

        k. "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        l. "NON-STATUTORY STOCK OPTION" shall mean an Option which is not an Incentive Stock Option.

        m. "OPTION" shall mean a stock option to purchase Common Stock granted to an Optionee pursuant to the Plan.

        n. "OPTION AGREEMENT" means a written agreement substantially in one of the forms attached hereto as Exhibit A, or such other form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

        o. "OPTIONED STOCK" shall mean the Common Stock subject to an Option granted pursuant to the Plan.

        p. "OPTIONEE" shall mean any Employee who is granted an Option.

        q. "PLAN" shall mean this Tekelec 1994 Stock Option Plan.

        r. "SHARES" shall mean shares of the Common Stock or any shares into which such Shares may be converted in accordance with Section 10 of the Plan.

3.      SHARES RESERVED.

        The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Three Million Two Hundred Thousand (3,200,000) Shares* or the number of shares of

------------------------

* Such number of shares has been adjusted to reflect the Company's two-for-one stock splits effective on each of March 17, 1995, August 8, 1997 and June 19, 1998.

stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

        Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.

4.      ADMINISTRATION OF THE PLAN.

        a. The Plan shall be administered by a Committee designated by the Board of Directors to administer the Plan and comprised of not less than two directors, each of whom is a Disinterested Person. In addition, each director designated by the Board of Directors to administer the Plan shall be an "outside director" as defined in the Treasury regulations issued pursuant to Section 162(m) of the Code. Members of the Committee shall serve for such period of time as the Board of Directors may determine or until their resignation, retirement, removal or death, if sooner. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor or fill vacancies however caused.

        b. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, or Non-Statutory Stock Options; (ii) to determine, upon review of relevant information, the Fair Market Value per Share;
(iii) to determine the exercise price of the Options to be granted to Employees in accordance with Section 6(c) of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted, and the number of Shares subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan subject to the limitations set forth in Section 12 of the Plan; (vi) to determine the terms and provisions of each Option granted to Optionees under the Plan and each Option Agreement (which need not be identical with the terms of other Options and Option Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option or Option Agreement; (vii) to accelerate the exercise date of any Option; (viii) to determine whether any Optionee will be required to execute a stock repurchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the grant or exercise of Options, to determine the eligibility of an Employee for benefits hereunder and the amount thereof; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof; and (xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

        c. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

        d. The Committee shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present, or acts approved in writing by a majority of the members of the Committee without a meeting, shall constitute acts of the Committee.

        e. The Company shall pay all original issue and transfer taxes with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Option shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of an Option or transfer of Shares.

5.      ELIGIBILITY.

        Options may be granted under the Plan only to Employees. An Employee who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

6.      TERMS AND CONDITIONS OF OPTIONS.

        Options granted pursuant to the Plan by the Committee shall be either Incentive Stock Options or Non-Statutory Stock Options and shall be evidenced by an Option Agreement providing, in addition to such other terms as the Committee may deem advisable, the following terms and conditions:

        a. Time of Granting Options. The date of grant of an Option shall for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

        b. Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Non-Statutory Stock Option. The maximum number of Shares which may be awarded as Options under the Plan during any calendar year to any Optionee is Eight Hundred Thousand (800,000) Shares*. If an Option held by an Employee of the Company is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee and any replacement Option granted to such Employee shall also count against such limit.

------------------------

* Such number of shares has been adjusted to reflect the Company's two-for-one stock splits effective on each of March 17, 1995, August 8, 1997 and June 19, 1998.

        c. Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option, shall be such price as is determined by the Committee; provided, however, such price shall in no event be less than one-hundred percent (100%) with respect to Non-Statutory Stock Options, and one hundred percent (100%) with respect to Incentive Stock Options, of the Fair Market Value per Share on the date of grant.

           In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, the exercise price per Share shall be no less than one-hundred-ten percent (110%) of the Fair Market Value per Share on the date of grant.

        d. Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check or Shares having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject which is approved by the Committee; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company's withholding obligations. In the case of an Incentive Stock Option, such provision shall be determined on the date of the grant.

               If the consideration for the exercise of an Option is the surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his or her title to the Shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the Shares used to effect the purchase shall be the Fair Market Value of such Shares on the date of exercise as determined by the Committee in its sole discretion, exercised in good faith.

        e. Term of Options. The term of an Incentive Stock Option may be up to ten (10) years from the date of grant thereof; provided, however, that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option.

           The term of a Non-Statutory Stock Option may be up to ten (10) years from the date such Employee first becomes vested in any portion of an Option award.

           The term of any Option may be less than the maximum term provided for herein as specified by the Committee upon grant of the Option and as set forth therein.

        f. Maximum Amount of Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company exceeds One Hundred Thousand Dollars ($100,000), the Options in excess of such limit shall be treated as Non-Statutory Stock Options.

7.      EXERCISE OF OPTION.

        a. In General. Any Option granted hereunder to an Employee shall be exercisable at such times and under such conditions as may be determined by the Committee and as shall be permissible under the terms of the Plan, including any performance criteria with respect to the Company and/or the Optionee as may be determined by the Committee.

               An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

        b. Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any other agreements required by the terms of the Plan and/or Option Agreement or as required by the Committee and payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Committee are made). Full payment may consist of such consideration and method of payment allowable under Section 6(d) of the Plan.

        c. Decrease in Available Shares. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        d. Exercise of Stockholder Rights. Until the Option is properly exercised in accordance with the terms of this section, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 10 of the Plan.

        e. Termination of Eligibility. If an Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee he or she may, but only within three (3) months following the date he or she ceases his or her Continuous Status as an Employee (subject to any earlier termination of the Option as provided by its terms), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Non-Statutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Non-Statutory Stock Option following the date he or she ceases his or her Continuous Status as an Employee; provided, however, that the maximum period of time during which a Non-Statutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Status as an Employee shall not exceed an aggregate of six (6) months, that the Non-Statutory Stock Option shall not be, or as a result of such extension become, exercisable after the expiration of the term of such Option as set forth in the Option Agreement and, notwithstanding any extension of time during which the Non-Statutory Stock Option may be exercised, that such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Optionee was entitled to exercise it on the date he or she ceased his or her Continuous Status as an Employee.

        f. Death or Disability Of Optionee. If an Optionee's Continuous Status as an Employee ceases due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, the Option may be exercised within six (6) months (or such other period of time not exceeding one
(1) year as is determined by the Committee at the time of granting the Option) following the date of death or termination of employment due to permanent or total disability (subject to any earlier termination of the Option as provided by its terms), by the Optionee in the case of permanent or total disability, or in the case of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but in any case (unless otherwise determined by the Committee at the time of granting the Option) only to the extent the Optionee was entitled to exercise the Option at the date of his or her termination of employment by death or permanent and total disability. To the extent that he or she was not entitled to exercise such Option at the date of his or her termination of employment by death or permanent and total disability, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

        g. Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Sections 7(e) and 7(f), an Option may not be exercised, under any circumstances, after the expiration of its term.

        h. Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

           Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, applicable state law, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and may be further subject to the approval of counsel for the Company with respect to such compliance.

        i. Withholding or Deduction for Taxes. The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Optionee any taxes required to be withheld under Federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation and other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the delivery to the Company of cash necessary to satisfy the Company's withholding obligations under Federal and state law.

8.      NONTRANSFERABILITY OF OPTIONS.

        Options granted under the Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfers between spouses incident to a divorce.

9.      HOLDING PERIOD.

        In the case of officers and directors of the Company, at least six (6) months must elapse from the date of grant of the Option to the date of disposition of the underlying Shares.

10.     ADJUSTMENT UPON CHANGE IN CORPORATE STRUCTURE.

        a. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise or purchase price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split or combination or the payment of a stock dividend (but only on the Common

Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than stock awards to Employees); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Option.

        b. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another corporation, as a result of which the Company is not the surviving and controlling corporation, the Board of Directors shall (i) make provision for the assumption of all outstanding options by the successor corporation or (ii) declare that any Option shall terminate as of a date fixed by the Board of Directors which is at least thirty (30) days after the notice thereof to the Optionee and shall give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable provided such exercise does not violate Section 7(e) of the Plan.

        c. No fractional shares of Common Stock shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board of Directors, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event shall be in a form and have such terms and conditions as the Board of Directors in its discretion shall prescribe.

11.     STOCKHOLDER APPROVAL.

        Effectiveness of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted; provided, however, that Options may be granted pursuant to the Plan subject to subsequent approval of the Plan by such stockholders. Stockholder approval shall be obtained by the affirmative votes of the holders of a majority of voting Shares present or represented and entitled to vote at a meeting of stockholders duly held in accordance with the laws of the state of California.

12.     AMENDMENT AND TERMINATION OF THE PLAN.

        a. Amendment and Termination. The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of Section 422 of the Code; provided, however, that without approval of the holders of a majority of the voting Shares represented or present and entitled to vote at a valid meeting of stockholders, no such revision or amendment shall (i) materially increase the benefits accruing to participants under the Plan; (ii) materially increase the number of Shares which may be issued under the Plan, other than in connection with an adjustment under Section 10 of the Plan; (iii) materially modify the requirements as to eligibility for participation in the Plan; (iv) materially change the designation of the class of Employees eligible to be granted Options; (v) remove the administration of the Plan from the Board of Directors or its Committee; or (vi) extend the term of the Plan beyond the maximum term set forth in Section 15 hereunder.

        b. Effect of Amendment or Termination. Except as otherwise provided in
Section 10 of the Plan, any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Notwithstanding anything to the contrary herein, this 1994 Stock Option Plan shall not adversely affect, unless mutually agreed in writing by the Company and an Optionee, the terms and provisions of any Option granted prior to the date the Plan was approved by stockholders as provided in Section 11 of the Plan.

13.     INDEMNIFICATION.

        No member of the Committee or of the Board of Directors shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving willful misconduct, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent, or Employee. In addition to such other rights of indemnification they may have as members of the Board of Directors, or as members of the Committee, the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Option taken thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for willful misconduct in the performance of his or her duties; provided that within sixty
(60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

14.     GENERAL PROVISIONS.

        a. Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.

        b. No Enlargement of Rights. Neither the Plan, nor the granting of Shares, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Employee for any period of time, or at any particular rate of compensation. Nothing in the Plan shall be deemed to limit or affect the right of the Company or any such corporations to discharge any Employee thereof at any time for any reason or no reason.

               No Employee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Option Agreement, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

        c. Notice. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal office, and any notice to be given to an Optionee whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such Optionee or his or her transferee (upon the transfer of the Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

        d. Applicable Law. To the extent that Federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the laws of the state of California, without regard to the conflict of laws rules thereof.

        e. Incentive Stock Options. The Company shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Options are not incentive stock options as defined in Section 422 of the Code.

        f. Information to Optionees. The Company shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

        g. Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

        h. Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

15.     EFFECTIVE DATE AND TERM OF PLAN.

        The Plan shall become effective upon stockholder approval as provided in
Section 11 of the Plan. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

                                   EXHIBIT A-1


                                     TEKELEC
                             1994 STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT


        Tekelec, a California corporation (the "Company"), hereby enters into this agreement (the "Option Agreement") with ______________________________ (the "Optionee") on this _____ day of _______________, __________, whereby the
Company grants to the Optionee the right and option to purchase an aggregate of __________ shares of Common Stock (the "Shares") of the Company. This Option is in all respects subject to the terms, definitions and provisions of the Tekelec 1994 Stock Option Plan (the "Plan") adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

        1. NATURE OF THE OPTION. This Option is intended by the Company and the Optionee to qualify as an Incentive Stock Option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        2. EXERCISE PRICE. The exercise price is $ __________ per Share, which price is not less than one hundred percent (100%) of the Fair Market Value thereof on the date of the grant.

        3. METHOD OF PAYMENT. The consideration to be paid for the Shares to be issued upon the exercise of this Option may consist entirely of cash, check, Shares already owned by the Optionee which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which this Option is exercised, or any combination of such methods of payment, subject to the provisions of Section 6(d) of the Plan; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company's withholding obligations.

        4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

               (a) This Option shall vest and be exercisable cumulatively in ____________________ ( ) equal quarterly installments commencing [e.g., with the first installment vesting on ________________ and one additional installment vesting on the last day of each calendar quarter thereafter, as long as the Optionee continues to serve as an Employee]. An Optionee who has been in continuous employment with the Company since the grant of this Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee's termination of employment with the Company or disability or death, the provisions of Sections 6 or 7 below shall apply to the right of the Optionee to exercise the Option.

               (b) This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares with respect to which this Option is being exercised and such other representations and agreements as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Notice of Exercise of Stock Option in the form attached hereto. The certificate or certificates for the Shares as to which this Option is exercised shall be registered in the name of the Optionee.

               (c) No rights of a stockholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(h) of the Plan.

        5. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company as set forth in Section 11 of the Plan, or if the issuance of Shares upon Optionee's exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of the Option, the Company may take such steps as in its judgment are reasonably required to prevent any such violation and may require the Optionee to make any representations, warranties or acknowledgments to the Company as may be required by any applicable law or regulation.

        6. TERMINATION OF EMPLOYMENT. If the Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee, the Optionee shall have the right to exercise this Option at any time within three (3) months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

        7. DEATH OR DISABILITY. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the terms set forth in Section 8 hereof.

        8. TERM OF OPTION. This Option may not be exercised more than ________ ( ) years from the date of the grant of this Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of this Option, this Option may not be exercised after the expiration of its term.

        9. WITHHOLDING UPON EXERCISE OF OPTION. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

        10. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution or transfer between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        11. NO RIGHT OF EMPLOYMENT. Neither this Plan nor any Option granted hereunder shall confer upon any Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

               12.    MISCELLANEOUS.

               (a) Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the "Parties") and their respective successors and assigns.

               (b) No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.

               (c) Amendments. (i) The Committee reserves the right to amend the terms and provisions of this Option Agreement without the Optionee's consent to comply with any Federal or state securities law.

                      (ii) Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Any Party may waive compliance by any other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing. For the protection of the Parties, amendments, waivers and consents that are not in writing and executed by the Party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence shall not include any alleged reliance.

               (d) Notice. Any notice, instruction or communication required or permitted to be given under this Option Agreement to any Party shall be in writing and shall be deemed given when actually received or, if earlier, five days after deposit in the United States mail by certified or express mail, return receipt requested, first class postage prepaid, addressed to the principal office of such Party or to such other address as such Party may request by written notice.

               (e) Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

               (f) Entire Agreement. This Option Agreement and the Plan constitute the entire agreement between the Parties with regard to the subject matter hereof. This Option Agreement supersedes all previous agreements between the Parties, and there are now no agreements, representations, or warranties between the Parties, other than those set forth herein.

               (g) Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

               (h) Optionee Representation. Optionee acknowledges receipt of the Plan, a copy of which is attached hereto, and hereby accepts the grant of this Option subject to all the terms and provisions thereof.

        IN WITNESS WHEREOF, this Option Agreement has been duly executed on behalf of the Company by an authorized representative of the Company and by the Optionee on the date and year first written above.



DATE OF GRANT:
              ---------------------------

Tekelec


By:
   -----------------------------------
Title:
      --------------------------------
Dated:
      --------------------------------



Optionee



      --------------------------------
Dated:
      --------------------------------

                                   EXHIBIT A-2


                                     TEKELEC
                             1994 STOCK OPTION PLAN
                       NONSTATUTORY STOCK OPTION AGREEMENT


        Tekelec, a California corporation (the "Company"), hereby enters into this agreement (the "Option Agreement") with ______________________________ (the "Optionee") on this _____ day of _______________, __________, whereby the
Company grants to the Optionee the right and option to purchase an aggregate of __________ shares of Common Stock (the "Shares") of the Company. This Option is in all respects subject to the terms, definitions and provisions of the Tekelec 1994 Stock Option Plan (the "Plan") adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

        1. NATURE OF THE OPTION. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

        2. EXERCISE PRICE. The exercise price is $ __________ per Share, which price is not less than one-hundred percent (100%) of the Fair Market Value thereof on the date of the grant.

        3. METHOD OF PAYMENT. The consideration to be paid for the Shares to be issued upon exercise of this Option may consist entirely of cash, check, Shares already owned by the Optionee which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which this Option is exercised, or any combination of such methods of payment, subject to the provisions of Section 6(d) of the Plan; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company's withholding obligations.

        4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

               (a) This Option shall vest and be exercisable cumulatively in ____________________ ( ) equal quarterly installments commencing on the last day of the calendar quarter which follows the first full calendar quarter after commencement of the Optionee's service as an Employee of the Company. An Optionee who has been in continuous service with the Company since the grant of this Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee's termination of employment with the Company, or disability or death, the provisions of Sections 6 or 7 below shall apply to the right of the Optionee to exercise this Option.

               (b) This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Notice of Exercise of Stock Option in the form attached hereto (as may be amended from time to time). The certificate or certificates for the Shares as to which this Option is exercised shall be registered in the name of the Optionee.

               (c) No rights of a stockholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(h) of the Plan.

        5. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company as set forth in Section 11 of the Plan, or if the issuance of Shares upon Optionee's exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

        6. TERMINATION OF EMPLOYMENT. If the Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee, the Optionee shall have the right to exercise this Option at any time within three (3) months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. The Committee may at any time and from time-to-time prior to the termination of this Option, with the consent of Optionee, extend the period of time during which the Optionee may exercise this Option following the date the Optionee ceases to serve as an Employee for a period which shall not exceed an aggregate of six (6) months; provided, however, that this Option shall remain exercisable only to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

        7. DEATH OR DISABILITY. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this

Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

        8. TERM OF OPTION. This Option may not be exercised more than ten (10) years from the date of grant of this Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of an Option, an Option may not be exercised after the expiration of its term.

        9. WITHHOLDING UPON EXERCISE OF OPTION. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

        10. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfer between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        11. NO RIGHT OF EMPLOYMENT. Neither the Plan nor this Option shall confer upon the Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

               12.    MISCELLANEOUS.

               (a) Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the "Parties") and their respective successors and assigns.

               (b) No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.

               (c) Amendments. (i) The Committee reserves the right to amend the terms and provisions of this Option without the Optionee's consent to comply with any Federal or state securities law.

                      (ii) Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Any Party may waive compliance by any other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing. For the protection of the Parties, amendments, waivers and consents that are not in writing and executed by the Party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence shall not include any alleged reliance.

               (d) Notice. Any notice, instruction or communication required or permitted to be given under this Option Agreement to any Party shall be in writing and shall be deemed given when actually received or, if earlier, five days after deposit in the United States mail by certified or express mail, return receipt requested, first class postage prepaid, addressed to the principal office of such Party or to such other address as such Party may request by written notice.

               (e) Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

               (f) Entire Agreement. This Option Agreement and the Plan constitute the entire agreement between the Parties with regard to the subject matter hereof. This Option Agreement supersedes all previous agreements between the Parties, and there are now no agreements, representations, or warranties between the Parties, other than those set forth herein.

               (g) Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

               (h) Optionee Representation. Optionee acknowledges receipt of the Plan, a copy of which is attached hereto, and hereby accepts the grant of this Option subject to all the terms and provisions thereof.

        IN WITNESS WHEREOF, this Option Agreement has been duly executed on behalf of the Company by an authorized representative of the Company and by the Optionee on the date and year first written above.



DATE OF GRANT:
              ----------------------------

Tekelec


By:
   --------------------------------

Title:
     ------------------------------




Optionee


--------------------------------

                               AMENDMENT NO. 1 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN*


               Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Three Million Six Hundred Thousand (3,600,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                      Shares subject to, but not sold or issued under, any
               Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."



Dated:  February 4, 1995





------------------------

* Such number of shares has been adjusted to reflect the Company's two-for-one stock splits effective on each of March 17, 1995, August 8, 1997 and June 19, 1998.

                               AMENDMENT NO. 2 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN*


               Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Five Million Six Hundred Thousand (5,600,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                             Shares subject to, but not sold or issued under,
               any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."



Dated:  March 3, 1995





------------------------

* Such number of shares has been adjusted to reflect the Company's two-for-one stock splits effective on each of March 17, 1995, August 8, 1997 and June 19, 1998.

                               AMENDMENT NO. 3 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN*


               Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Eight Million (8,000,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                      Shares subject to, but not sold or issued under, any
               Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."



Dated:  January 27, 1996


------------------------

* The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock splits effective on each of August 8, 1997 and June 19, 1998.

                               AMENDMENT NO. 4 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN*


               Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Eight Million Four Hundred Thousand (8,400,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                      Shares subject to, but not sold or issued under, any
               Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."



Dated:  February 26, 1997


------------------------

* The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock splits effective on each of August 8, 1997 and June 19, 1998.

                               AMENDMENT NO. 5 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN*


               Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Twelve Million (12,000,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                      Shares subject to, but not sold or issued under, any
               Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."



Dated:  March 19, 1997



------------------------

* The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock splits effective on each of August 8, 1997 and June 19, 1998.

                               AMENDMENT NO. 6 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN*


               Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Fourteen Million (14,000,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                      Shares subject to, but not sold or issued under, any
               Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."



Dated:  March 20, 1998





------------------------

* The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock split effective June 19, 1998.

                               AMENDMENT NO. 7 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN


               Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Fourteen Million (19,000,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                      Shares subject to, but not sold or issued under, any
               Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."



Dated:  March 19, 1999

                               AMENDMENT NO. 8 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN


               1. Section 3. Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Twenty One Million Eight Hundred Thousand (21,800,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in
               Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                      Shares subject to, but not sold or issued under, any
               Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."

               2. Section 4.b. Section 4.b. of the 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

                      "a. Subject to the provisions of the Plan, the Committee
               shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, or Non-Statutory Stock Options; (ii) to determine, upon review of relevant information, the Fair Market Value per Share;
               (iii) to determine the exercise price of the Options to be granted to Employees in accordance with Section 6(c) of the Plan;
               (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted, and the number of Shares subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan subject to the limitations set forth in Section 12 of the Plan; (vi) to determine the terms and provisions of each Option granted to Optionees under the Plan and each Option Agreement (which need not be identical with the terms of other Options and Option Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option or Option

               Agreement, provided, however, that the Committee shall not have the authority to amend or adjust the exercise price of any Options previously granted to an Optionee under the Plan, whether through amendment, cancellation, replacement grant or otherwise;
               (vii) to accelerate the exercise date of any Option; (viii) to determine whether any Optionee will be required to execute a stock repurchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the grant or exercise of Options, to determine the eligibility of an Employee for benefits hereunder and the amount thereof; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof; and (xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan."


Dated:  March 23, 2000

                               AMENDMENT NO. 9 TO
                                    TEKELEC
                          1994 STOCK OPTION PLAN(1)(2)

     1. Section 3. Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows(1):

          "3.  SHARES RESERVED.

               The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Twenty Four Million Seven Hundred Thousand (24,700,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

               Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."

     2. Section 7.3. Section 7.e. of the 1994 Stock Option Plan is hereby amended to read in its entirety as follows(2):

          "7.e. Termination of Eligibility. If an Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee he or she may, but only within three (3) months following the date he or she ceases his or her Continuous Status as an Employee (subject to any earlier termination of the Option as provided by its terms), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Non-Statutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Non-Statutory Stock Option following the date he or she ceases his or her

     Continuous Status as an Employee; provided, however, that the maximum period of time during which a Non-Statutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Status as an Employee shall not exceed an aggregate of six (6) months, that the Non-Statutory Stock Option shall not be, or as a result of such extension become, exercisable after the expiration of the term of such Option as set forth in the Option Agreement and, notwithstanding any extension of time during which the Non-Statutory Stock Option may be exercised, that such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Optionee was entitled to exercise it on the date he or she ceased his or her Continuous Status as an Employee.

          Notwithstanding anything to the contrary herein, the Committee may at the time of granting an Option and at any time prior to the termination of such Option, with the consent of the Optionee and subject to such terms and conditions as the Committee in its discretion deems advisable or appropriate, extend the period of time during which the Optionee may exercise his or her Option following the date he or she ceases his or her Continuous Status as an Employee due to retirement after having reached the age of 55 and having engaged in Continuous Employment for at least five years prior to such retirement (hereafter referred to as a "Qualifying Retirement"); provided, however, that (i) the maximum period of time during which such Option shall be exercisable following such Qualifying Retirement shall not extend beyond the term of such Option as set forth in the Option Agreement; and (ii) notwithstanding any extension of time during which such Option may be exercised following a Qualifying Retirement, such Option, unless otherwise granted or amended by the Committee, shall only be exercisable following Qualifying Retirement to the extent the Optionee was entitled to exercise such option on the date he or she ceased his or her Continuous Status as an Employee."

Dated:  March 23, 2001


-----------------
(1) The amendment set forth herein to Section 3 of the Tekelec 1994 Stock Option Plan is conditioned upon the approval of such amendment by Tekelec's shareholders at the 2001 Annual Meeting of Shareholders to be held on May 18, 2001.

(2) The amendment set forth herein to Section 7.e. of the Tekelec 1994 Stock Option Plan is conditioned upon the approval of such amendment by Tekelec's shareholders at the 2001 Annual Meeting of Shareholders to be held on May 18, 2001.

                                    TEKELEC

                          EMPLOYEE STOCK PURCHASE PLAN

     The following constitutes the provisions of the Employee Stock Purchase Plan (the "Plan") of Tekelec (the "Company").

     1. Purpose. The purpose of the Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. It is the intention of the Company that the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code, as amended from time to time.

     2.   Definitions.

          (a) "Compensation," unless otherwise determined by the Board of Directors of the Company, means total cash compensation from employment reportable on Form W-2 including, without limitation, regular straight-time gross earnings, overtime pay, shift premium, incentive compensation, bonuses, commissions and automobile allowances, but expressly excluding relocation benefits, expense reimbursements, gains realized in connection with the exercise of stock options or participation in a stock option or purchase program and contributions by the Company to qualified deferred compensation plans.

          (b) "Employee" means any person, including an officer, who is customarily employed for more than 20 hours per week by the Company or its subsidiaries.

          (c) "Subsidiary" means any corporation described in Section 424 of the Code in which the Company owns, directly or indirectly, 50% or more of the voting shares.

          (d) "Offering date" means the first business day of an offering period of the Plan.

          (e) "Termination date" means the last business day of an offering period of the Plan.

     3.   Eligibility.

          (a) General Rule. Any Employee, as defined in Section 2, who shall have completed at least 30 days of continuous employment by the Company or its Subsidiaries on the date his or her participation in the Plan is effective shall be eligible to participate in the Plan, subject to the limitations imposed by
Section 423(b) of the Code.

          (b) Exceptions. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if:

               (i) immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary of the Company; or

               (ii) such option would permit the Employee's rights to purchase shares under all employee stock purchase plans of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate which exceeds $25,000 of fair market value of such shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. Offerings. The Plan shall be implemented by two offerings during each 12-month period of the Plan commencing on July 1, 1996. Each offering shall be of six months duration. Offering I shall commence on July 1 and end on December 31 of each year of the Plan; Offering II shall commence on January 1 and end on June 30 of each year of the Plan. Participation in one offering under the Plan shall neither limit nor require participation in any other offering.

     5. Participation. An eligible Employee may become a participant in one or more offerings under the Plan by completing and signing a subscription agreement authorizing payroll deductions on a form provided by the Company (the "Subscription Agreement") authorizing payroll deductions and by filing it with the Company's payroll office not less than three days prior to the start of the offering period with respect to which it is to be effective unless a later time for filing the Subscription Agreement has been set by the Company with respect to a given offering. An Employee's authorization and participation in the Plan shall become effective on the first offering date following the timely filing of his or her Subscription Agreement and shall remain effective until revoked by the participant by the filing of a Payroll Deduction Authorization Change or Withdrawal form as described in Section 10(a) hereof or until changed by the filing of a Payroll Deduction Authorization Change or Withdrawal form providing for a change in the participant's payroll deduction rate. An Employee who becomes eligible to participate in the Plan after the commencement of an offering period may not become a participant in the Plan until the commencement of the next offering. An Employee who is an officer or director who ceases participation in the Plan may not participate again for at least six months following such cessation of participation.

     6.   Payroll Deductions.

          (a) At the time a participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the next offering period at a percentage rate equal to a positive whole number not exceeding 10%, or such other maximum rate as may be determined from time to time by the Company's Board of Directors (herein sometimes referred to as the "Board") subject to the provisions of
Section 19 hereof, of the Compensation which would otherwise be payable to such participant on each such payday; provided, however, that the maximum amount withheld on behalf of a participant with respect to an offering period shall not exceed the maximum amount that a participant might be required to pay upon the exercise of his or her option determined as of the first day of an offering period.

          (b) Payroll deductions for a participant shall commence on the first payday following the date when a participant's payroll deduction authorization becomes effective and shall automatically continue from offering period to offering period until changed or terminated by the participant in accordance with the terms hereof.

          (c) All payroll deductions authorized by a participant shall be credited to the participant's individual account under the Plan. A participant may not make any additional payments into such account.

          (d) A participant may terminate his or her participation in the Plan at any time prior to the termination of the offering period as provided in
Section 10, but may not change the rate of his or her payroll deductions with respect to an offering period during such offering period.

     7.   Grant of Option.

          (a) On each offering date with respect to which a participant's payroll authorization is effective, each participant in the Plan shall automatically be granted an option to purchase (at the option price as provided in Section 7(b) hereof) up to the number of whole shares of the Company's Common Stock arrived at by dividing (i) $12,500 by (ii) 100% of the fair market value of one share of the Company's Common Stock at the offering date, subject to the limitations set forth in Sections 3(b) and 12 hereof. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(c) hereof.

          (b) The option price per share of the shares to be sold during each offering shall be the lesser of (i) 85% of the fair market value of one share of the Common Stock of the Company at the offering date or (ii) 85% of the fair market value of one share of the Common Stock of the Company at the termination date.

          (c) The fair market value of the Company's Common Stock shall be determined by the Company's Board of Directors, acting in its sole discretion, and based upon such factors as the Board determines relevant; provided, however, that if there is a public market for the Common Stock, the fair market value of a share of Common Stock on a given date shall be the mean of the closing bid and asked prices for the Common Stock on such date, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by The Nasdaq Stock Market), or, in the event the Common Stock is listed on a national securities exchange or on the Nasdaq National Market, the fair market value per share shall be the closing price on such exchange or on The Nasdaq Stock Market as of the date of grant of the option, as reported in The Wall Street Journal.

     8. Exercise of Option. Unless a participant cancels his or her option and withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares shall be exercised automatically at the termination date of the offering period, and the accumulated payroll deductions credited to a participant's account on the termination date will be applied to purchase whole shares of the Company's Common Stock (up to the maximum number subject to option as determined in Section 7(a) hereof) at the applicable option price. Any amount credited to a participant's account and not applied to the purchase of Common Stock by reason of the limitation on the number of shares subject to option shall be refunded promptly to such participant after the termination date, provided that any amount remaining in a participant's account and representing a fractional share shall be carried over and applied to the purchase of shares in the subsequent offering period if the participant participates in the subsequent offering. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by such participant.

     9. Delivery. As promptly as practicable after the end of each offering period, the Company shall arrange for the issuance and delivery to, or credit to the account of, each participant, as appropriate, of the shares purchased upon exercise of his or her option. At the election of the Company, the issuance and delivery of the shares purchased upon exercise of a participant's option may be effected by transfer (electronic or otherwise in the discretion of the Company) of such shares to a securities account maintained in such participant's name.

     10.  Withdrawal; Termination of Employment.

          (a) A participant may terminate his or her participation in an offering under the Plan and withdraw all, but not less than all, the payroll deductions credited to his or her account under the Plan at any time prior to a termination date by giving written notice of withdrawal to the Company on a Payroll Deduction Authorization Change or Withdrawal form provided for such purpose. In such case, all of the participant's payroll deductions credited to his or her account shall be paid to him or her promptly after receipt of his or her notice of withdrawal, his or her option for the current period shall be automatically cancelled, and no further payroll deductions for the purchase of shares shall be made except pursuant to a new Subscription Agreement filed in accordance with Section 5 hereof.

          A participant may terminate his or her participation in the Plan effective as of the first day of the next offering period by giving written notice of withdrawal to the Company on a Payroll Deduction Authorization Change or Withdrawal form provided for such purpose. In such case, the participant's payroll deductions will continue through the end of the offering period in which the notice of withdrawal is given, all amounts deducted from the participant's Compensation during such offering period will be applied to the purchase of Common Stock pursuant to the Plan, and following the completion of such offering period no further payroll deductions for the purchase of shares shall be made except pursuant to a new Subscription Agreement filed in accordance with Section 5 hereof.

          (b) Upon termination of a participant's employment for any reason, including retirement or death, as soon as practicable after such termination the payroll deductions credited to his or her account shall be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option shall be automatically cancelled.

          (c) In the event an Employee fails to remain in the continuous employ of the Company or its Subsidiaries for more than 20 hours per week during the offering period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to him or her and his or her option will be cancelled.

          (d) A participant's withdrawal from an offering shall not have any effect upon his eligibility to participate in a subsequent offering or in any similar plan which may hereafter be adopted by the Company.

     11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

     12.  Stock.

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 800,000* shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. The shares to be sold to participants in the Plan will be authorized but unissued shares. Upon the cancellation of any option granted under the Plan, the shares subject thereto shall return to the Plan and become available for options thereafter granted under the Plan. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof at the offering date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the options to each participant affected thereby and shall reduce the rate of payroll deductions, if necessary.

          (b) A participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan shall, as specified in the participant's Subscription Agreement, be registered in the name of the participant or in the name of the participant and his or her spouse.

     13. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board, as necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934. The Board or its committee shall have full and exclusive



--------
* Such number of shares has been adjusted to reflect the Company's August 1997 and June 1998 two-for-one stock splits.

discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan; provided, however, that to the extent necessary to comply with Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to a person who is not a "disinterested person" as that term is defined and interpreted under Rule 16b-3. Every finding, decision and determination made by the Board or its committee shall, to the fullest extent permitted by law, be final and binding upon all parties.

     14.  Designation of Beneficiary.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the termination date of an offering period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the termination date of an offering period.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a valid designation of a beneficiary who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant; or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10 hereof.

     16. Use of Funds. All payroll deductions received or held by the Company on behalf of a participant under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. Reports. Individual accounts will be maintained for each participant in the Plan. Individual statements of account will be given to participating Employees semiannually as promptly as practicable following the termination date of an offering period, which statements shall set forth the amounts of payroll deductions, the per share option price, the number of shares purchased and the remaining cash balance, if any, in a participant's account.

     18.  Adjustments upon Changes in Capitalization or Control.

          (a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which has been authorized for issuance under the Plan but has not yet been placed under option or which has been returned to the Plan upon the cancellation of an option, as well as the option price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to option.

          (b) In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, the Board shall (i) make provision for the assumption of all outstanding options by the successor corporation or (ii) declare that any option shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof and, unless a participant terminates his or her participation in the Plan prior to such date, his or her option for the purchase of shares will be exercised automatically on such date and the accumulated payroll deductions credited to a participant's account on such date will be applied to purchase whole shares of the Company's Common Stock (up to the maximum number subject to option as determined in accordance with Section 7(a) hereof) at the applicable option price.

          (c) No fractional shares of Common Stock shall be issuable on account of any adjustment described herein, and the aggregate number of shares into which shares then covered by an option, when changed as the result of such adjustment, shall be reduced to the largest number of whole shares resulting from such adjustment, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

     19. Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan in such respects as the Board may deem advisable. No such termination will affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant without the prior written consent of such participant, nor may an amendment be made without prior approval of the shareholders of the Company if such amendment would:

          (a)  Increase the number of shares that may be issued under the Plan;

          (b) Materially modify the requirements as to eligibility for participation in the Plan; or

          (c) Materially increase the benefits which accrue to participants under the Plan. 20. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by vote of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. The Plan shall continue in effect for a term of ten years unless sooner terminated under Sections 19 or 22 of the Plan.

     21. Notices. All notices or other communications (i) by a participant to the Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof and (ii) by the Company to a participant in connection with the Plan shall be deemed to have been duly given when received by the participant or, if earlier, five days after deposit in the United States mail by certified or registered mail, return receipt requested, first class postage prepaid, addressed to the participant at his or her address as shown on the records of the Company or as such participant may request by written notice to the Company hereunder.

     22. Shareholder Approval. Notwithstanding anything to the contrary herein, the continuance of the Plan and the effectiveness of any option granted hereunder shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company present or represented and entitled to vote thereon at a meeting of shareholders duly held in accordance with the laws of the State of California, within 12 months before or after the date the Plan is adopted by the Board. No options granted before such shareholder approval has been obtained shall be exercisable unless such shareholder approval is obtained. If the Plan is not approved by the shareholders of the Company within the above-referenced 12-month period, the Plan and any options granted hereunder shall terminate and all payroll deductions credited to a participant's account shall be promptly returned to him or her.

     23. No Enlargement of Employee Rights. The Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Company, its parent, Subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporations to discharge or retire any Employee thereof at any time. No Employee shall have any right to or interest in options authorized hereunder prior to the grant of an option to such Employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

     24. Information to Participants. The Company shall provide without charge to each participant in the Plan copies of such annual and periodic reports as are provided by the Company to its shareholders generally.

     25. Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflicts of laws rules thereof.

     26. Tax Withholding. If at any time the Company or any Subsidiary is required, under applicable laws and regulations, to withhold, or to make any deduction of, any taxes or take any other action in connection with any exercise of an option made hereunder or transfer of shares of Common Stock, the Company or such Subsidiary shall have the right to deduct from all amounts paid in cash any taxes required by law to be withheld therefrom, and in the case of shares of Common Stock, the participant or his or her estate or beneficiary shall be required to pay the Company or such Subsidiary the amount of taxes required to be withheld or, in lieu thereof, the Company or such Subsidiary shall have the right to retain, or sell without notice, a sufficient number of shares of Common Stock to cover the amount required to be withheld, or to make other arrangements with respect to withholding as it shall deem appropriate.

     27. Securities Law Compliance. No shares of Common Stock may be issued upon the exercise of any option under the Plan until all requirements of applicable Federal, state, foreign or other securities laws with respect to the purchase, sale and issuance of shares of Common Stock shall have been satisfied. If any action must be taken because of such requirements, then the purchase, sale and issuance of shares shall be postponed until such action can reasonably be taken. Upon request by the Company, an Employee shall deliver to the Company such information, representations or undertakings as the Company may reasonably request in order to comply with any registration requirements or exemptions therefrom of applicable securities laws. The Company may require any securities so issued to bear a legend, may give its transfer agent instructions, and may take such other steps as in its judgment are reasonably required to prevent any violation of applicable securities laws.

================================================================================
                                     TEKELEC

                          EMPLOYEE STOCK PURCHASE PLAN

                                     FORM OF
                             SUBSCRIPTION AGREEMENT

 Instructions: Please print or type all information except your signature.


NAME:
            ----------------------------------------------------------------
                First              Middle                  Last


ADDRESS:
            ----------------------------------------------------------------


SOCIAL SECURITY NO.:  ___  ___  ___  ___  ___  ___  ___  ___  ___  ___  ___


EMPLOYEE NO.:                     EMPLOYMENT START DATE:
              ------------------                         -------------------


                              ORIGINAL APPLICATION

1. I hereby elect to participate in the Tekelec Employee Stock Purchase Plan (the "Plan") in accordance with this Subscription Agreement and subject to the terms and conditions of the Plan.

2. I hereby authorize Tekelec to make regular payroll deductions, at the rate indicated below and in accordance with the terms of the Plan, from the total Compensation (as defined in the Plan) including overtime, bonuses, commissions and other earnings, if any, paid to me during each offering period during which I remain a participant in the Plan:

     (CIRCLE ONE) 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% OF COMPENSATION ---

3. I understand that payroll deductions at the indicated rate will continue from offering period to offering period unless I become ineligible to participate in the Plan or I file the Payroll Deduction Authorization Change or Withdrawal portion of this form below.

4. I understand that the deducted amounts will be applied automatically to the purchase of shares of Tekelec Common Stock at the end of each offering period unless I elect to cancel my option and withdraw from the Plan by filing the Payroll Deduction Authorization Change or Withdrawal portion of this form below.

5. I hereby acknowledge that I have received and read a copy of Tekelec's most recent Prospectus describing the terms and provisions of the Plan and understand the information therein and the risks of participating in the Plan.


================================================================================

================================================================================

6.   Shares purchased for me under the Plan should be issued in the name(s) of:

7. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

8. At the request of Tekelec, I will promptly (a) notify Tekelec if I have sold, transferred, gifted or otherwise disposed of any shares purchased for me under the Plan at any time within 18 months after the end of the offering period in which such shares were purchased and (b) provide Tekelec with all requested information regarding such transaction.

9. In the event of my death before the end of an offering period, I hereby designate as my beneficiary(ies) to receive all payments and shares due me under the Plan:

Name:  (Please print)
                      ---------------------------------------------------------
                         First               Middle               Last

-------------------   ---------------------------------------------------------
Relationship             Address

                      ---------------------------------------------------------
                         City                State                Zip Code
Name:  (Please print)
                      ---------------------------------------------------------
                         First               Middle               Last

-------------------   ---------------------------------------------------------
Relationship             Address

                      ---------------------------------------------------------
                         City                State                Zip Code

   DATE:
        --------------------------          -----------------------------------
                                                   SIGNATURE OF EMPLOYEE


================================================================================

                           ELECTION NOT TO PARTICIPATE

     I hereby acknowledge receipt of a copy of Tekelec's most recent Prospectus which describes the Tekelec Employee Stock Purchase Plan and elect not to participate in the Plan. I understand that my decision not to participate in the next offering under the Plan will not affect my eligibility to participate in subsequent offerings under the Plan.


DATE:
     ------------------------------------        ------------------------------
                                                      SIGNATURE OF EMPLOYEE



================================================================================
                          (To be completed by Tekelec)

Date Received:                            Approved by:
              ---------------------------              --------------------
================================================================================

================================================================================

                                     TEKELEC

                          EMPLOYEE STOCK PURCHASE PLAN

                                     FORM OF
              PAYROLL DEDUCTION AUTHORIZATION CHANGE OR WITHDRAWAL

     I am now a participant in the Tekelec Employee Stock Purchase Plan (the "Plan") and I wish to make the change indicated below (check one):

[ ]  A.   CHANGE IN PAYROLL DEDUCTION RATE: I hereby authorize the following new rate of payroll deduction, effective as of the first payday of the next offering period (such change must be filed with the Company at least three days prior to the start of the offering period with respect to which it is to be effective):

          (CIRCLE ONE) 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% OF COMPENSATION

[ ]  B.   WITHDRAWAL FROM PLAN AND CANCELLATION OF OPTION: I hereby elect to cancel my participation in the --- Plan effective immediately and to cancel my option to purchase Tekelec Common Stock under the Plan and request that all amounts withheld from me through payroll deductions relating to the cancelled option be refunded to me. I understand that cancellation of my option will be effective only if this form is filed with the Company prior to the close of the current offering period. I understand that if I wish to participate in the Plan following my cancellation and withdrawal from the Plan, I must re-enroll by filing a new Subscription Agreement with the Company at least three days prior to the start of the offering period with respect to which it is to be effective.

[ ]  C.   WITHDRAWAL FROM PLAN WITHOUT CANCELLATION OF OPTION. I hereby elect to cancel my participation in the Plan effective as of the first day of the next offering period. However, I request that my previously authorized payroll deductions continue through the end of the current offering period and that all amounts deducted from my Compensation during the current offering period be applied to the purchase of Tekelec Common Stock pursuant to the Plan. I understand that if I wish to participate in the Plan following my cancellation and withdrawal from the Plan, I must re-enroll by filing a new Subscription Agreement with the Company at least three days prior to the start of the offering period with respect to which it is to be effective.

DATE:
 ------------------------------------            -------------------------------
                                                       SIGNATURE OF EMPLOYEE
PRINT NAME:
           ------------------------

================================================================================
                          (To be completed by Tekelec)

Date Received:                               Approved by:
              ---------------------------                 ---------------------
===============================================================================

                               AMENDMENT NO. 1 TO
                                     TEKELEC
                          EMPLOYEE STOCK PURCHASE PLAN*



     1. Section 12(a). Section 12(a) of the Tekelec Employee Stock Purchase Plan is hereby amended to read in its entirety as follows*:

          "12. STOCK.

               (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 1,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. The shares to be sold to participants in the Plan will be authorized but unissued shares. Upon the cancellation of any option granted under the Plan, the shares subject thereto shall return to the Plan and become available for options thereafter granted under the Plan. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof at the offering date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the options to each participant affected thereby and shall reduce the rate of payroll deductions, if necessary."


Dated:  March 23, 2001



----------------
* The amendment set forth herein to Section 12(a) of the Tekelec Employee Stock Purchase Plan is conditioned upon the approval of such amendment by Tekelec's shareholders at the 2001 Annual Meeting of Shareholders to be held on May 18, 2001.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                    TEKELEC
                      2001 ANNUAL MEETING OF SHAREHOLDERS

   The undersigned shareholder of Tekelec, a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 5, 2001, and Annual Report to Shareholders for the year ended December 31, 2000, and hereby appoints Michael
L. Margolis and Paul J. Pucino, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held May 18, 2001, at 9:00 a.m., local time, at the Company's offices located at 26580 West Agoura Road, Calabasas, California 91302, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below:

1.ELECTION OF DIRECTORS:
  [ ] FOR ALL nominees listed below               [ ] WITHHOLD AUTHORITY
    (except as marked to the contrary below).      to vote for ALL nominees listed below.

(INSTRUCTION: To WITHHOLD the authority to vote for any individual nominee, mark the box next to the nominee's name below.)

   NAME OF NOMINEE:

[ ] Robert V. Adams                        [ ] Jean-Claude Asscher                    [ ] Daniel L. Brenner
[ ] Michael L. Margolis                    [ ] Howard Oringer                         [ ] Jon F. Rager

   2. APPROVAL OF AMENDMENT TO 1994 STOCK OPTION PLAN: To approve an amendment to the Company's 1994 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 2,900,000 shares, as described in the Proxy Statement.

           [ ] FOR              [ ] AGAINST              [ ] ABSTAIN

   3. APPROVAL OF AMENDMENT TO 1994 STOCK OPTION PLAN: To approve an amendment to the Company's 1994 Stock Option Plan to authorize the Compensation Committee of the Board of Directors, in its discretion, to extend the period of time during which an optionee's options may be exercised following an optionee's termination of employment due to Qualifying Retirement, as described in the Proxy Statement.

           [ ] FOR              [ ] AGAINST              [ ] ABSTAIN

   4. APPROVAL OF AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN: To approve an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 200,000 shares, as described in the Proxy Statement.

           [ ] FOR              [ ] AGAINST              [ ] ABSTAIN

                                                       (Continued on other side)

                                                     (Continued from other side)

   5. APPOINTMENT OF INDEPENDENT ACCOUNTANTS: To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the year ending December 31, 2001, as described in the Proxy Statement.

           [ ] FOR              [ ] AGAINST              [ ] ABSTAIN

   6. OTHER BUSINESS: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

   Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

   THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                        Dated:

      -------------------------------------------------------------------------,
                                                        2001

                                                        ------------------------
                                                        (Signature)

                                                        ------------------------
                                                        (Signature)

                                                        (This Proxy should be
                                                        marked, dated and signed
                                                        by the shareholder(s)
                                                        EXACTLY as his or her
                                                        name appears hereon and
                                                        returned promptly in the
                                                        enclosed envelope.
                                                        Persons signing in a
                                                        fiduciary capacity
                                                        should so indicate. If
                                                        shares are held by joint
                                                        tenants or as community
                                                        property, both should
                                                        sign.)

                        DO NOT FOLD, STAPLE OR MUTILATE